UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 7123

Advantage Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

John Pak, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	10/31
Date of reporting period:	10/31/2014

Advantage Funds, Inc.

      -Dreyfus Global Dynamic Bond Fund

      -Dreyfus Global Real Return Fund

      -Dreyfus Total Emerging Markets Fund

      -Dynamic Total Return Fund

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus
Global Dynamic
Bond Fund

ANNUAL REPORT October 31, 2014

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
16	Statement of Financial Futures
17	Statement of Assets and Liabilities
18	Statement of Operations
19	Statement of Changes in Net Assets
21	Financial Highlights
25	Notes to Financial Statements
44	Report of Independent Registered Public Accounting Firm
45	Important Tax Information
46	Board Members Information
48	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Global Dynamic
Bond Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Global Dynamic Bond Fund, covering the 12-month period from November 1, 2013, through October 31, 2014. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Fixed-income securities in international markets generally benefited over the past year from aggressively accommodative monetary policies throughout much of the world as some major central banks reduced short-term interest rates in an effort to fight deflationary pressures and stimulate greater economic growth. Although these actions led to bond market rallies in a number of countries, the positive effects of a declining interest-rate environment were more than fully offset by adverse currency exchange movements.The euro, yen, and other major currencies generally lost value against a strengthening U.S. dollar, undermining unhedged investment returns for U.S. residents.

We believe the outlook for international bonds currently appears to be mixed. On one hand, central banks have signaled their willingness to reduce interest rates further and adopt other measures to support their local economies, which could help drive bond yields lower and prices higher. On the other hand, bonds in some markets have reached higher valuations, and they could be vulnerable to any new evidence that credit conditions may be deteriorating. Consequently, selectivity and a long-term perspective seem poised to become more important determinants of investment success.As always, we urge you to talk regularly with your financial advisor to assess the potential impact of these and other developments on your investments.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
November 17, 2014

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2013, through October 31, 2014, as provided by Paul Brain, Howard Cunningham, and Jonathan Day, Portfolio Managers of Newton Capital Management Limited, Sub-Investment Adviser

Fund and Market Performance Overview

For the 12-month period ended October 31, 2014, Dreyfus Global Dynamic Bond Fund’s Class A shares produced a total return of 2.08%, Class C shares returned 1.30%, Class I shares returned 2.30%, and ClassY shares returned 2.34%.1 In comparison, the fund’s benchmark, the Citi U.S. 1-Month Treasury Bill Index, produced a total return of 0.03% for the same period.2

Bonds in many markets gained a degree of value over the reporting period as interest rates declined amid central banks’ aggressively accommodative monetary policies. The fund outperformed its benchmark, mainly due to the success of our duration management and security selection strategies.

The Fund’s Investment Approach

The fund seeks total return (consisting of income and capital appreciation).To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds and other instruments that provide investment exposure to global bond markets, including developed and emerging capital markets.We employ a dynamic, benchmark unconstrained approach in allocating the fund’s assets globally, among government bonds, emerging market sovereign debt, investment grade and high yield corporate instruments, and currencies.We combine a top-down approach, emphasizing global economic trends and current investment themes, with bottom-up security selection based on fundamental research to allocate the fund’s investments. In choosing investments, we consider key trends in global economic variables, investment themes, relative valuations of debt securities and cash, long-term trends in currency movements, and company fundamentals.

Easy Monetary Policies Supported Global Bond Markets

By the end of 2013, accelerating domestic and global economic recoveries and the Federal Reserve Board’s decision to gradually reduce its quantitative easing program drove yields of 10-year U.S.Treasury securities above 3%. However, renewed global

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

economic and geopolitical concerns soon caused U.S. bond yields to moderate. In Europe, concerns regarding potential deflationary pressures in a struggling regional economy prompted monetary policymakers to reduce short-term interest rates and implement other stimulative measures, which drove sovereign bond yields lower. Meanwhile, waning banking crises in some of Europe’s peripheral countries sparked rallies among their sovereign bonds. Japan’s bond market encountered heightened volatility as the stimulative effects of an aggressively accommodative monetary policy battled for dominance with the dampening impact of higher consumption taxes.

These developments caused the U.S. dollar to strengthen against the euro and the yen. As a result, the value of unhedged, foreign currency-denominated investments lost value for U.S. residents.

Various Fund Strategies Buoyed Relative Results

The fund’s results compared to its benchmark were bolstered early in the reporting period by our duration management strategy, as a modestly short average duration and a bias away from longer dated holdings helped protect the fund from rising long-term interest rates and widening yield differences along the market’s maturity range early in the period. We later shifted the fund’s focus toward longer-dated sovereign bonds, and the fund’s average duration increased somewhat.This adjustment helped the fund participate more fully in the benefits of falling long-term interest rates in an environment of subdued inflation, soft global growth, and elevated geopolitical risks.

From a security selection perspective, relatively low exposure to emerging-market sovereign bonds early in the reporting period helped limit the impact of market declines in many developing nations. A notable exception was heavier exposure to sovereign bonds from recovering peripheral European markets, which added to relative performance.The fund’s currency management strategy also proved effective, as an emphasis on the U.S. dollar over the euro helped the fund benefit from the U.S. dollar’s relative strength.

On the other hand, a short position in U.K. gilts undermined the fund’s relative performance, as yield differences narrowed despite a relatively strong U.K. economic recovery and some speculation about imminent increases in short-term interest rates. In addition, despite a reduction in the fund’s exposure to high yield securities over the summer, the fund’s holdings of corporate-backed bonds weighed on returns in September.

4

The fund employed derivative instruments during the reporting period to implement its strategies, including future contracts on U.S.Treasury securities, the German bund, and U.K. gilts.

Strategies for a Changing Market Environment

We currently expect U.S. Treasury yields to trend higher as investors focus on the prospect of higher short-term interest rates. However, the negative effects of rising U.S. rates on longer dated U.S.Treasuries could be mitigated by subdued inflation and robust demand from global investors seeking traditional safe havens. In Europe, the threats of deflation and economic stagnation reinforce the need for stimulative monetary policy actions that could support the region’s debt markets. In addition, we expect to limit the fund’s exposure to longer-dated investment-grade corporate bonds, which we regard as richly valued.We also anticipate that the fund will continue to favor the U.S. dollar, as rising U.S. rates and low European and Japanese rates should keep the euro and yen under pressure.

November 17, 2014

Bond funds are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

Foreign bonds are subject to special risks including exposure to currency fluctuations, changing political and economic conditions and potentially less liquidity.

Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies.The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class
I and ClassY shares are not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through March 1, 2016, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the returns would have been lower.
2 SOURCE: LIPPER INC. – Reflects reinvestment of dividends and, where applicable, capital gain distributions.
The Citi U.S. 1-Month Treasury Bill Index is a market value-weighted index of public obligations of the
U.S.Treasury with maturities of 30 days. Investors cannot invest directly in any index.

TheFund 5

FUND PERFORMANCE

†	Source: Lipper Inc.
††	The total return figures presented for ClassY shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for ClassY shares), not reflecting the applicable sales charges for
Class A shares.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus Global Dynamic Bond Fund on 3/25/11 (inception date) to a $10,000 investment made in the Citi 1-Month US Treasury Bill Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested. The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is a market value-weighted index of public obligations of the U.S.Treasury with maturities of 30 days. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 10/31/14
	Inception		From
	Date	1 Year	Inception
Class A shares
with maximum sales charge (4.5%)	3/25/11	–2.49%	2.48%
without sales charge	3/25/11	2.08%	3.80%
Class C shares
with applicable redemption charge †	3/25/11	0.30%	3.02%
without redemption	3/25/11	1.30%	3.02%
Class I shares	3/25/11	2.30%	4.03%
Class Y shares	7/1/13	2.34%	3.90	%††
Citi 1-Month US Treasury Bill Index	3/31/11	0.03%	0.04	%†††

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

†	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††	The total return performance figures presented for ClassY shares of the fund reflect the performance of the fund’s
Class A shares for the period prior to 7/1/13 (the inception date for ClassY shares), not reflecting the applicable sales charges for Class A shares.
†††	For comparative purposes, the value of the Index as of 3/31/11 is used as the beginning value on 3/25/11.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Global Dynamic Bond Fund from May 1, 2014 to October 31, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2014

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$4.80	$8.58	$3.54	$3.49
Ending value (after expenses)	$1,006.20	$1,002.50	$1,006.40	$1,007.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2014

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$4.84	$8.64	$3.57	$3.52
Ending value (after expenses)	$1,020.42	$1,016.64	$1,021.68	$1,021.73

† Expenses are equal to the fund’s annualized expense ratio of .95% for Class A, 1.70% for Class C, .70% for Class
I and .69% for ClassY, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
October 31, 2014

		Coupon	Maturity	Principal
Bonds and Notes—85.7%		Rate (%)	Date	Amount ($)[a]		Value ($)
Casinos—.4%
Caesars Entertainment Resort
Properties, Sr. Scd. Notes		8.00	10/1/20	56,000		54,600
Consumer Discretionary—5.3%
Compass Group,
Sr. Unscd. Bonds	GBP	7.00	12/8/14	50,000		80,430
Daimler Finance,
Gtd. Notes		1.88	1/11/18	150,000		150,645
Enterprise Inns,
First Mortgage Bonds	GBP	6.50	12/6/18	74,000		126,960
Motability Operations Group,
Gtd. Notes	GBP	5.25	9/28/16	55,000		94,466
Motability Operations Group,
Gtd. Notes	GBP	5.38	6/28/22	50,000		93,578
Unitymedia Hessen,
Sr. Scd. Notes	EUR	7.50	3/15/19	100,000		132,525
						678,604
Consumer Staples—.8%
Altria Group,
Gtd. Notes		9.95	11/10/38	50,000		84,118
China Culiangwang Beverages
Holdings, Sr. Scd. Bonds,
Ser. A	CNY	7.00	4/12/16	80,000		6,341
China Culiangwang Beverages
Holdings, Sr. Scd. Bonds,
Ser. B	CNY	10.00	4/12/16	61,314		6,369
						96,828
Energy—4.0%
BP Capital Markets,
Gtd. Notes	GBP	4.00	12/29/14	50,000		80,342
Drill Rigs Holdings,
Sr. Scd. Notes		6.50	10/1/17	58,000		54,810
EXCO Resources,
Gtd. Notes		7.50	9/15/18	50,000		44,375
Petrobras International Finance,
Gtd. Notes		7.88	3/15/19	90,000		103,656
Santos Finance,
Gtd. Notes	EUR	8.25	9/22/70	50,000	[b]	70,960

The Fund 9

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Energy (continued)
Shell International Finance,
Gtd. Notes		1.13	8/21/17	125,000		125,056
Statoil,
Gtd. Notes		1.80	11/23/16	35,000		35,667
						514,866
Financial—20.3%
Allied Irish Banks,
Sr. Unscd. Notes	EUR	2.75	4/16/19	100,000		129,430
Arsenal Securities,
Sr. Scd. Bonds, Ser. A1	GBP	5.14	7/3/29	37,262		64,261
ASB Finance,
Gtd. Notes	GBP	1.38	10/23/15	100,000	[b]	161,073
BUPA Finance,
Gtd. Notes	GBP	7.50	7/4/16	50,000		87,688
Commonwealth Bank
of Australia,
Sr. Unscd. Notes	GBP	3.88	12/14/15	50,000		82,594
Danske Bank,
Sub. Notes	GBP	5.38	9/29/21	60,000	[b]	100,949
Dexia Credit Local,
Govt. Gtd. Notes	GBP	1.88	7/17/17	100,000		162,142
Eksportfinans,
Sr. Unscd. Notes		5.50	5/25/16	55,000		57,819
F&C Commercial
Property Finance,
Sr. Scd. Notes	GBP	5.23	6/30/17	50,000	[b]	82,487
General Electric Capital,
Sr. Unscd. Notes	GBP	6.44	11/15/22	29,816		53,584
Hutchison Ports Finance,
Gtd. Bonds	GBP	6.75	12/7/15	50,000		84,723
ING Bank,
Sub. Notes	EUR	3.63	2/25/26	100,000	[b]	133,581
JPMorgan Chase & Co.,
Sub. Notes	EUR	4.38	11/12/19	100,000	[b]	125,387
Lloyds Bank,
Govt. Gtd. Notes	GBP	1.50	5/2/17	100,000		161,570
Nederlandse Financierings
Maatschappij voor
Ontwikkelingslanden, Sr.
Unscd. Notes		0.37	10/21/19	125,000	[b]	125,130

10

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Financial (continued)
New Red Finance,
Scd. Notes		6.00	4/1/22	38,000	[c]	38,712
Pacific Life Funding,
Sr. Scd. Notes	GBP	5.13	1/20/15	60,000		96,771
Permanent TSB,
Govt. Gtd. Notes	EUR	4.00	3/10/15	100,000		127,111
Prudential,
Jr. Sub. Notes		11.75	12/23/14	85,000	[b]	86,462
Royal Bank of Canada,
Covered Bonds		1.13	7/22/16	125,000		125,828
RSA Insurance Group,
Gtd. Notes	GBP	9.38	5/20/39	50,000	[b]	97,585
Silverstone Master Issuer,
Mortgage Backed Notes,
Ser. A3	GBP	5.06	10/21/16	50,000		85,713
SLM Student Loan Trust, Ser.
2003-10, Asset-
Backed Notes	GBP	5.15	9/17/15	100,000		150,171
Societe Generale,
Jr. Sub. Notes		8.75	10/29/49	90,000		92,475
UBS,
Sr. Unscd. Notes	GBP	6.63	4/11/18	50,000		92,626
						2,605,872
Foreign/Governmental—31.3%
Asian Development Bank,
Sr. Unscd. Notes		0.15	5/29/15	240,000	[b]	239,980
Barbadian Government,
Unscd. Bonds	GBP	13.50	7/1/15	39,000		65,061
Canadian Government,
Bonds	CAD	1.00	11/1/15	255,000		226,248
Dutch Government,
Bonds		1.00	2/24/17	150,000		150,648
EUROFIMA,
Sr. Unscd. Bonds		0.53	3/27/15	200,000	[b]	200,236
European Bank for
Reconstruction &
Development, Sr.
Unscd. Notes	NOK	4.00	5/11/17	230,000		36,234
European Investment Bank,
Sr. Unscd. Bonds	GBP	0.63	1/5/16	120,000	[b]	192,200

The Fund 11

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Foreign/Governmental (continued)
European Investment Bank,
Sr. Unscd. Bonds	CAD	2.13	2/4/19	130,000		117,608
Finnish Government,
Sr. Unscd. Notes	GBP	0.61	2/25/16	100,000	[b]	160,150
French Development Agency,
Unscd. Bonds		1.13	10/3/16	120,000		120,975
International Bank for
Reconstruction &
Development,
Sr. Unscd. Notes		0.15	1/14/15	140,000	[b]	140,030
KFW,
Govt. Gtd. Notes	NOK	3.38	8/18/17	300,000		46,878
KFW,
Govt. Gtd. Notes	NZD	3.75	6/14/18	100,000		77,050
Macedonian Government,
Bonds	EUR	3.98	7/24/21	100,000		127,821
Mexican Government,
Bonds, Ser. M	MXN	6.50	6/9/22	1,140,000		88,830
Nordic Investment Bank,
Sr. Unscd. Notes	NZD	4.13	3/16/17	150,000		117,288
Polish Government,
Bonds, Ser. 0922	PLN	5.75	9/23/22	500,000		184,493
Romanian Government,
Sr. Unscd. Notes	EUR	4.63	9/18/20	90,000		128,505
Singapore Government,
Sr. Unscd. Bonds	SGD	2.50	6/1/19	210,000		172,304
Slovenian Government,
Unscd. Bonds	EUR	2.25	3/25/22	20,000		25,000
Slovenian Government,
Sr. Unscd. Notes,
Ser. RS63	EUR	4.38	2/6/19	50,000		70,205
Swedish Export Credit,
Sub. Notes		2.88	11/14/23	200,000	[b,c]	198,351
Treasury Corp. of Victoria,
Govt. Gtd. Notes	AUD	5.50	11/17/26	270,000		276,483
United Kingdom Gilt,
Bonds, Ser. 3MO	GBP	1.60	11/22/17	210,000	[d]	483,282
United Kingdom Gilt,
Bonds	GBP	1.75	7/22/19	150,000		242,305

12

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Foreign/Governmental (continued)
United Kingdom Gilt,
Bonds	GBP	5.00	3/7/25	60,000		120,369
						4,008,534
Health Care—2.6%
ConvaTec Healthcare,
Sr. Scd. Notes	EUR	7.38	12/15/17	100,000		130,641
Roche Holdings,
Gtd. Notes		0.32	9/29/17	200,000	[b]	200,144
						330,785
Industrial—2.0%
Firstgroup,
Gtd. Bonds	GBP	8.13	9/19/18	50,000		94,631
Heathrow Funding,
Sr. Scd. Bonds	GBP	3.00	6/8/15	100,000		161,926
						256,557
Information Technology—.3%
First Data,
Sr. Scd. Notes		7.38	6/15/19	35,000		37,188
Materials—1.8%
Ardagh Packaging Finance,
Sr. Scd. Notes	EUR	4.25	1/15/22	100,000		122,528
First Quantum Minerals,
Gtd. Notes		6.75	2/15/20	23,000	[c]	22,367
First Quantum Minerals,
Gtd. Notes		7.00	2/15/21	23,000	[c]	22,684
Kerling,
Sr. Scd. Notes	EUR	10.63	2/1/17	50,000		64,381
						231,960
Telecommunication Services—5.2%
Cable & Wireless
International Finance,
Gtd. Bonds	GBP	8.63	3/25/19	40,000		73,266
Numericable Group,
Sr. Scd. Bonds	EUR	5.63	5/15/24	100,000		130,171
Sprint Communications,
Sr. Unscd. Debs		9.25	4/15/22	80,000		94,400
Telemovil Finance,
Gtd. Notes		8.00	10/1/17	100,000		104,250

TheFund 13

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Telecommunication
Services (continued)
UPC Holding,
Scd. Notes	EUR	6.38	9/15/22	100,000		135,876
Wind Acquisition Finance,
Scd. Notes	EUR	7.00	4/23/21	100,000		124,438
						662,401
U.S. Government
Securities—8.1%
U.S. Treasury Bonds
2.88%, 5/15/43				200,000		192,562
6.00%, 2/15/26				260,000		351,061
U.S. Treasury Inflation
Protected Securities,
Notes, 0.13%, 4/15/18				174,930	[e]	177,144
U.S. Treasury Inflation
Protected Securities,
Notes, 3.38%, 4/15/32				225,133	[e]	320,112
						1,040,879
Utilities—3.6%
Anglian Water Services Financing,
Sr. Scd. Bonds, Ser. A1	GBP	5.84	7/30/22	50,000		95,922
E.ON International Finance,
Gtd. Notes	GBP	6.00	10/30/19	50,000		93,461
ENW Capital Finance,
Sr. Scd. Notes	GBP	6.75	6/20/15	65,000		107,485
RWE,
Jr. Sub. Notes	EUR	4.63	9/29/49	65,000	[b]	83,028
SSE,
Sub. Notes	GBP	5.45	10/1/49	50,000	[b]	81,684
						461,580
Total Bonds and Notes
(cost $11,079,809)						10,980,654

Common Stocks—.7%				Shares		Value ($)
Exchange-Traded Funds
SPDR Barclays Emerging Markets
Local Bond ETF
(cost $86,237)				2,865		85,864

14

	Principal
Short-Term Investments—3.7%	Amount	Value ($)
U.S. Treasury Bills;
0.01%, 11/28/14
(cost $470,001)	470,000	470,000

Other Investment—6.2%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $795,374)	795,374 [f]	795,374
Total Investments (cost $12,431,421)	96.3%	12,331,892
Cash and Receivables (Net)	3.7%	478,343
Net Assets	100.0%	12,810,235

ETF — Exchange-Traded Fund

a Principal amount stated in U.S. Dollars unless otherwise noted.
AUD—Australian Dollar
CAD—Canadian Dollar
CNY—ChineseYuan Renminbi
EUR—Euro
GBP—British Pound
MXN—Mexican New Peso
NOK—Norwegian Krone
NZD—New Zealand Dollar
PLN—Polish Zloty
SGD—Singapore Dollar
b Variable rate security—interest rate subject to periodic change.
c Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At October 31, 2014, these securities were valued at $282,114 or 2.2% of net assets.
d Principal amount for accrual purposes is periodically adjusted based on changes in the British Consumer Price Index.
e Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
f Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

Value (%)			Value (%)
Corporate Bonds	46.3	U.S. Government & Agencies	8.1
Foreign/Governmental	31.3	Common Stocks	.7
Short-Term/Money Market Investments	9.9		96.3

† Based on net assets.
See notes to financial statements.

The Fund 15

STATEMENT OF FINANCIAL FUTURES
October 31, 2014

		Market Value		Unrealized
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 10/31/2014	($)
Financial Futures Short
U.S. Treasury 5 Year Notes	10	1,194,281	December 2014	(5,934)

See notes to financial statements.

16

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2014

			Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers			11,636,047	11,536,518
Affiliated issuers			795,374	795,374
Cash				511
Cash on Initial Margin				9,900
Cash denominated in foreign currencies			51	50
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4				384,351
Receivable for investment securities sold				231,267
Dividends and interest receivable				124,903
Receivable for futures variation margin—Note 4				1,641
Prepaid expenses				14,061
Due from The Dreyfus Corporation and affiliates—Note 3(c)				1,107
				13,099,683
Liabilities ($):
Payable for investment securities purchased				229,677
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4				14,533
Accrued expenses				45,238
				289,448
Net Assets ($)				12,810,235
Composition of Net Assets ($):
Paid-in capital				12,655,836
Accumulated undistributed investment income—net				58,522
Accumulated net realized gain (loss) on investments				(165,357)
Accumulated net unrealized appreciation (depreciation) on
investments and foreign currency transactions [including
($5,934) net unrealized depreciation on financial futures]				261,234
Net Assets ($)				12,810,235

Net Asset Value Per Share
	Class A	Class C	Class I	Class Y
Net Assets ($)	1,466,054	1,051,078	10,292,090	1,013
Shares Outstanding	115,443	83,318	809,529	79.68
Net Asset Value Per Share ($)	12.70	12.62	12.71	12.71
See notes to financial statements.

The Fund 17

STATEMENT OF OPERATIONS
Year Ended October 31, 2014

Investment Income ($):
Income:
Interest	362,284
Dividends:
Unaffiliated issuers	6,313
Affiliated issuers	467
Total Income	369,064
Expenses:
Management fee—Note 3(a)	61,777
Registration fees	56,625
Professional fees	54,306
Shareholder servicing costs—Note 3(c)	9,416
Custodian fees—Note 3(c)	9,117
Distribution fees—Note 3(b)	7,641
Prospectus and shareholders’ reports	7,282
Directors’ fees and expenses—Note 3(d)	655
Loan commitment fees—Note 2	105
Miscellaneous	36,146
Total Expenses	243,070
Less—reduction in expenses due to undertaking—Note 3(a)	(136,363)
Less—reduction in fees due to earnings credits—Note 3(c)	(2)
Net Expenses	106,705
Investment Income—Net	262,359
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	63,951
Net realized gain (loss) on options transactions	(5,867)
Net realized gain (loss) on financial futures	(90,323)
Net realized gain (loss) on forward foreign currency exchange contracts	(224,214)
Net Realized Gain (Loss)	(256,453)
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	(322,365)
Net unrealized appreciation (depreciation) on financial futures	20,358
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	557,243
Net Unrealized Appreciation (Depreciation)	255,236
Net Realized and Unrealized Gain (Loss) on Investments	(1,217)
Net Increase in Net Assets Resulting from Operations	261,142
See notes to financial statements.

18

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2014	2013 [a]
Operations ($):
Investment income—net	262,359	322,684
Net realized gain (loss) on investments	(256,453)	(14,838)
Net unrealized appreciation
(depreciation) on investments	255,236	(47,917)
Net Increase (Decrease) in Net Assets
Resulting from Operations	261,142	259,929
Dividends to Shareholders from ($):
Investment income—net:
Class A	(22,686)	(59,431)
Class C	(6,988)	(19,757)
Class I	(131,396)	(392,232)
Class Y	(14)	(9)
Net realized gain on investments:
Class A	—	(20,732)
Class C	—	(10,174)
Class I	—	(153,425)
Total Dividends	(161,084)	(655,760)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	603,437	1,275,614
Class C	330,638	270,144
Class I	865,497	195,649
Class Y	—	1,000
Dividends reinvested:
Class A	16,500	51,436
Class C	3,308	5,403
Class I	60,630	249,719
Cost of shares redeemed:
Class A	(1,075,751)	(495,683)
Class C	(109,028)	(21,957)
Class I	(108,533)	(206,422)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	586,698	1,324,903
Total Increase (Decrease) in Net Assets	686,756	929,072
Net Assets ($):
Beginning of Period	12,123,479	11,194,407
End of Period	12,810,235	12,123,479
Undistributed investment income—net	58,522	170,791

The Fund 19

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31,
	2014	2013 [a]
Capital Share Transactions:
Class A
Shares sold	47,880	100,225
Shares issued for dividends reinvested	1,317	4,035
Shares redeemed	(85,661)	(39,196)
Net Increase (Decrease) in Shares Outstanding	(36,464)	65,064
Class C
Shares sold	26,380	21,394
Shares issued for dividends reinvested	265	424
Shares redeemed	(8,618)	(1,731)
Net Increase (Decrease) in Shares Outstanding	18,027	20,087
Class I
Shares sold	68,085	15,147
Shares issued for dividends reinvested	4,833	19,539
Shares redeemed	(8,637)	(16,155)
Net Increase (Decrease) in Shares Outstanding	64,281	18,531
Class Y
Shares sold	—	79.68

a Effective July 1, 2013, the fund commenced offering ClassY shares.
See notes to financial statements.

20

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,
Class A Shares	2014	2013	2012	2011	[a]
Per Share Data ($):
Net asset value, beginning of period	12.59	13.03	12.58	12.50
Investment Operations:
Investment income—net[b]	.26	.32	.41	.15
Net realized and unrealized gain
(loss) on investments	(.00)[c]	(.04)	.64	(.04)
Total from Investment Operations	.26	.28	1.05	.11
Distributions:
Dividends from investment income—net	(.15)	(.51)	(.59)	(.03)
Dividends from net realized
gain on investments	—	(.21)	(.01)	—
Total Distributions	(.15)	(.72)	(.60)	(.03)
Net asset value, end of period	12.70	12.59	13.03	12.58
Total Return (%)[d]	2.08	2.12	8.74	.89	[e]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.22	2.31	2.67	4.26	[f]
Ratio of net expenses
to average net assets	1.02	1.10	1.10	1.10	[f]
Ratio of net investment income
to average net assets	2.04	2.49	3.21	2.04	[f]
Portfolio Turnover Rate	157.23	138.46	132.40	127.38	[e]
Net Assets, end of period ($ x 1,000)	1,466	1,912	1,132	536

a	From March 25, 2011 (commencement of operations) to October 31, 2011.
b	Based on average shares outstanding.
c	Amount represents less than $.01 per share.
d	Exclusive of sales charge.
e	Not annualized.
f	Annualized.

See notes to financial statements.

The Fund 21

FINANCIAL HIGHLIGHTS (continued)

		Year Ended October 31,
Class C Shares	2014	2013	2012	2011	[a]
Per Share Data ($):
Net asset value, beginning of period	12.54	12.98	12.54	12.50
Investment Operations:
Investment income—net[b]	.17	.23	.31	.10
Net realized and unrealized
gain (loss) on investments	(.00)[c]	(.06)	.65	(.05)
Total from Investment Operations	.17	.17	.96	.05
Distributions:
Dividends from investment income—net	(.09)	(.40)	(.51)	(.01)
Dividends from net realized
gain on investments	—	(.21)	(.01)	—
Total Distributions	(.09)	(.61)	(.52)	(.01)
Net asset value, end of period	12.62	12.54	12.98	12.54
Total Return (%)[d]	1.30	1.41	7.94	.38	[e]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.95	3.03	3.32	4.98	[f]
Ratio of net expenses
to average net assets	1.76	1.85	1.85	1.85	[f]
Ratio of net investment income
to average net assets	1.31	1.83	2.46	1.30	[f]
Portfolio Turnover Rate	157.23	138.46	132.40	127.38	[e]
Net Assets, end of period ($ x 1,000)	1,051	819	587	542

a	From March 25, 2011 (commencement of operations) to October 31, 2011.
b	Based on average shares outstanding.
c	Amount represents less than $.01 per share.
d	Exclusive of sales charge.
e	Not annualized.
f	Annualized.

See notes to financial statements.

22

		Year Ended October 31,
Class I Shares	2014	2013	2012	2011	[a]
Per Share Data ($):
Net asset value, beginning of period	12.60	13.04	12.59	12.50
Investment Operations:
Investment income—net[b]	.29	.36	.44	.18
Net realized and unrealized
gain (loss) on investments	(.00)[c]	(.06)	.64	(.05)
Total from Investment Operations	.29	.30	1.08	.13
Distributions:
Dividends from investment income—net	(.18)	(.53)	(.62)	(.04)
Dividends from net realized
gain on investments	—	(.21)	(.01)	—
Total Distributions	(.18)	(.74)	(.63)	(.04)
Net asset value, end of period	12.71	12.60	13.04	12.59
Total Return (%)	2.30	2.33	8.98	1.03	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.88	1.96	2.31	3.80	[e]
Ratio of net expenses
to average net assets	.77	.85	.85	.85	[e]
Ratio of net investment income
to average net assets	2.29	2.86	3.45	2.33	[e]
Portfolio Turnover Rate	157.23	138.46	132.40	127.38	[d]
Net Assets, end of period ($ x 1,000)	10,292	9,391	9,476	8,386

a	From March 25, 2011 (commencement of operations) to October 31, 2011.
b	Based on average shares outstanding.
c	Amount represents less than $.01 per share.
d	Not annualized.
e	Annualized.

See notes to financial statements.

The Fund 23

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class Y Shares	2014	2013	[a]
Per Share Data ($):
Net asset value, beginning of period	12.60	12.50
Investment Operations:
Investment income—net[b]	.29	.10
Net realized and unrealized gain (loss) on investments	(.00)[c]	.11
Total from Investment Operations	.29	.21
Distributions:
Dividends from investment income—net	(.18)	(.11)
Net asset value, end of period	12.71	12.60
Total Return (%)	2.34	1.29	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.88	2.09	[e]
Ratio of net expenses to average net assets	.75	.85	[e]
Ratio of net investment income to average net assets	2.30	2.36	[e]
Portfolio Turnover Rate	157.23	138.46
Net Assets, end of period ($ x 1,000)	1	1

a	From July 1, 2013 (commencement of initial offering) to October 31, 2013.
b	Based on average shares outstanding.
c	Amount represents less than $.01 per share.
d	Not annualized.
e	Annualized.

See notes to financial statements.

24

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Global Dynamic Bond Fund (the “fund”) is a separate non-diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eleven series, including the fund.The fund’s investment objective is to seek total return (consisting of income and capital appreciation). The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Capital Management Limited (“Newton”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of October 31, 2014, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 40,000 Class A, 40,000 Class C, 399,808 Class I and all of the outstanding Class Y shares of the fund.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

26

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), financial futures, options and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces

28

that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2014 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Corporate Bonds†	—	5,931,241	—	5,931,241
Exchange-Traded Funds	85,864	—	—	85,864
Foreign Government	—	4,008,534	—	4,008,534
Mutual Funds	795,374	—	—	795,374
U.S. Treasury	—	1,510,879	—	1,510,879
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	384,351	—	384,351

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Liabilities ($)
Other Financial
Instruments:
Financial Futures††	(5,934)	—	—	(5,934)
Forward Foreign
Currency Exchange
Contracts††	—	(14,533)	—	(14,533)

†	See Statement of Investments for additional detailed categorizations.
††	Amount shown represents unrealized appreciation (depreciation) at period end.

At October 31, 2014, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest

30

income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended October 31, 2014 were as follows:

Affiliated
Investment	Value			Value		Net
Company	10/31/2013 ($)	Purchases ($)	Sales ($)	10/31/2014	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	484,484	11,699,887	11,388,997	795,374		6.2

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S.These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

On October 31, 2014, the Board declared a cash dividend of $.083, $.057, $.090 and $.090 per share from undistributed investment income-net for Class A, Class C, Class I and ClassY shares, respectively, payable on November 3, 2014 (ex-dividend date), to shareholders of record as of the close of business on October 31, 2014.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2014, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2014, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2014 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2014, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $320,344, undistributed capital gains $44,218, other accumulated losses $4,769 and unrealized depreciation $205,394.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2014 and October 31, 2013 were as follows: ordinary income $161,084 and $649,968, and long-term capital gains $0 and $5,792, respectively.

During the period ended October 31, 2014, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization of premiums, foreign currency gains and losses and consent fees, the fund decreased accumulated undistributed investment income-net by $213,544 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

32

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $430 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 8, 2014, the unsecured credit facility with Citibank, N.A. was $265 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2014, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Prior to April 1, 2014, pursuant to a management agreement with Dreyfus, the management fee was computed at the annual rate of .60% of the value of the fund’s average daily net assets and was payable monthly. Effective April 1, 2014, the Board approved the reduction in the management fee to an annual rate of .45% of the value of the fund’s average daily net assets. Dreyfus had contractually agreed, from November 1, 2013 through March 31, 2014, to waive receipt of its fees and/or assume the direct expenses of the fund so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .85% of the value of the fund’s average daily net assets. Dreyfus has contractually agreed, from April 1, 2014 through March 1, 2016, to waive receipt of its fees and/or assume the direct expenses of the fund so that the expenses of none of the classes (excluding certain expenses as described above) exceed .70% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $136,363 during the period ended October 31, 2014.

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

Pursuant to a sub-investment advisory agreement between Dreyfus and Newton, Dreyfus paid Newton a monthly fee at an annual rate of .29% of the value of the fund’s average daily net assets. Effective April 1, 2014, the Board approved the reduction in the sub-investment advisory fee payable by Dreyfus to Newton to an annual rate of .22% of the value of the fund’s average daily net assets.

During the period ended October 31, 2014, the Distributor retained $189 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended October 31, 2014, Class C shares were charged $7,641 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2014, Class A and Class C shares were charged $4,001 and $2,547, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

34

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2014, the fund was charged $1,463 for transfer agency services and $32 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $2.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2014, the fund was charged $9,117 pursuant to the custody agreement.

During the period ended October 31, 2014, the fund was charged $8,015 for services performed by the Chief Compliance Officer and his staff.

The components of “Due from The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $4,717, Distribution Plan fees $667, Shareholder Services Plan fees $532, custodian fees $4,620, Chief Compliance Officer fees $617 and transfer agency fees $210, which are offset against an expense reimbursement currently in effect in the amount of $12,470.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, forward contracts, financial futures and options transactions during the period ended October 31, 2014, amounted to $17,725,345 and $18,083,147, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended October 31, 2014 is discussed below.

Master Netting Arrangements: The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Financial Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk as a result of changes in value of underlying financial instruments. The fund invests in financial futures in order to manage its exposure to or protect against changes in the market.A financial futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change.Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are

36

closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations.There is minimal counterparty credit risk to the fund with financial futures since they are exchange traded, and the exchange guarantees the financial futures against default. Financial futures open at October 31, 2014 are set forth in the Statement of Financial Futures.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in interest rates, or as a substitute for an investment. The fund is subject to market risk and interest rate risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the

The Fund 37

NOTES TO FINANCIAL STATEMENTS (continued)

fund incurs a loss if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option.There is a risk of loss from a change in value of such options which may exceed the related premiums received.This risk is mitigated by Master Agreements between the fund and the counterparty.The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. At October 31, 2014, there were no options outstanding.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strat-egy.When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each

38

open contract. This risk is mitigated by Master Agreements between the fund and the counterparty. The following summarizes open forward contracts at October 31, 2014:

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)
Purchases:
Euro,
Expiring
11/4/2014 [a]	19,819	24,813	24,836	23
Japanese Yen,
Expiring
11/13/2014 [a]	7,000	64	62	(2)
Mexican New Peso,
Expiring
11/13/2014 [a]	1,977,198	149,360	146,709	(2,651)
Norwegian Krone,
Expiring
11/13/2014 [a]	1,111,650	176,562	164,735	(11,827)
Swedish Krona,
Expiring
11/13/2014 [b]	10,373	1,458	1,405	(53)
Sales:		Proceeds ($)
Australian Dollar,
Expiring
11/13/2014 [a]	315,647	286,365	277,510	8,855
British Pound,
Expiring:
11/13/2014 [a]	470,297	764,324	752,249	12,075
11/13/2014 [b]	152,512	246,011	243,945	2,066
11/13/2014 [c]	2,249,267	3,769,993	3,597,763	172,230
Canadian Dollar,
Expiring
11/13/2014 [a]	384,752	350,835	341,272	9,563
Euro,
Expiring:
11/13/2014 [a]	1,732,297	2,307,935	2,171,033	136,902
11/13/2014 [c]	185,504	243,971	232,486	11,485
New Zealand Dollar,
Expiring:
11/13/2014 [a]	218,000	180,067	169,707	10,360
11/13/2014 [c]	30,424	25,224	23,684	1,540

The Fund 39

NOTES TO FINANCIAL STATEMENTS (continued)

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Proceeds ($)	Value ($)	(Depreciation) ($)
Sales (continued):
Norwegian Krone,
Expiring
11/13/2014 [a]	1,674,473	261,559	248,140	13,419
Polish Zloty,
Expiring
11/13/2014 [c]	108,759	32,644	32,259	385
Singapore Dollar,
Expiring
11/13/2014 [a]	223,000	179,015	173,567	5,448
Gross Unrealized
Appreciation				384,351
Gross Unrealized
Depreciation				(14,533)

Counterparties:

a	Royal Bank of Scotland
b	Barclays Bank
c	JP Morgan Chase Bank

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of October 31, 2014 is shown below:

	Derivative		Derivative
	Assets ($)		Liabilities ($)
Foreign exchange risk[1]	384,351	Foreign exchange risk[2]	(14,533)
		Interest rate risk[3]	(5,934)
Gross fair value of
derivatives contracts	384,351		(20,467)

Statement of Assets and Liabilities location:

1	Unrealized appreciation on forward foreign currency exchange contracts.
2	Unrealized depreciation on forward foreign currency exchange contracts.
3	Includes cumulative (depreciation) on financial futures as reported in the Statement of Financial
Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.

40

The effect of derivative instruments in the Statement of Operations during the period ended October 31, 2014 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)

	Financial	Options	Forward
Underlying risk	Futures[4]	Transactions[5]	Contracts[6]	Total
Interest rate	(90,323)	(5,867)	—	(96,190)
Foreign exchange	—	—	(224,214)	(224,214)
Total	(90,323)	(5,867)	(224,214)	(320,404)

Change in unrealized appreciation (depreciation) on derivatives recognized in income ($)

	Financial	Forward
Underlying risk	Futures[7]	Contracts[8]	Total
Interest rate	20,358	—	20,358
Foreign exchange	—	557,243	557,243
Total	20,358	557,243	577,601

Statement of Operations location:

4	Net realized gain (loss) on financial futures.
5	Net realized gain (loss) on options transactions.
6	Net realized gain (loss) on forward foreign currency exchange contracts.
7	Net unrealized appreciation (depreciation) on financial futures.
8	Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

The Fund 41

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2014, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Financial futures	—	(5,934)
Forward contracts	384,351	(14,533)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	384,351	(20,467)
Derivatives not subject to
Master Agreements	—	5,934
Total gross amount of assets and
liabilities subject to
Master Agreements	384,351	(14,533)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of October 31, 2014:†

		Financial
		Instruments
		and
		Derivatives
	Gross Amount of	Available	Collateral	Net Amount of
Counterparties	Assets ($)[1]	for Offset ($)	Received ($)	Assets ($)
Barclays Bank	2,066	(53)	—	2,013
JP Morgan Chase Bank	185,640	—	—	185,640
Royal Bank of Scotland	196,645	(14,480)	—	182,165
Total	384,351	(14,533)	—	369,818

		Financial
		Instruments
		and
		Derivatives
	Gross Amount of	Available	Collateral	Net Amount of
Counterparties	Liabilities ($)[1]	for Offset ($)	Pledged ($)	Liabilities ($)
Barclays Bank	(53)	53	—	—
Royal Bank of Scotland	(14,480)	14,480	—	—
Total	(14,533)	14,533	—	—

1	Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
†	See Statement of Investments for detailed information regarding collateral held for open financial futures contracts.

42

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2014:

Average Market Value ($)
Interest rate financial futures	1,653,831
Interest rate options contracts	1,797
Forward contracts	8,278,751

At October 31, 2014, the cost of investments for federal income tax purposes was $12,539,277; accordingly, accumulated net unrealized depreciation on investments was $207,385, consisting of $96,661 gross unrealized appreciation and $304,046 gross unrealized depreciation.

The Fund 43

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Global Dynamic Bond Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus Global Dynamic Bond Fund (one of the series comprising Advantage Funds, Inc.) as of October 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Global Dynamic Bond Fund at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 29, 2014

44

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 12.05% of ordinary income dividends paid during the fiscal year ended October 31, 2014 as qualifying interest related dividends.

The Fund 45

BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (71)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee (1995-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
No. of Portfolios for which Board Member Serves: 144
———————
Peggy C. Davis (71)
Board Member (2006)
Principal Occupation During Past 5Years:
• Shad Professor of Law, New York University School of Law (1983-present)
No. of Portfolios for which Board Member Serves: 51
———————
David P. Feldman (74)
Board Member (1996)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee (1985-present)
Other Public Company Board Membership During Past 5Years:
• BBH Mutual Funds Group (5 registered mutual funds), Director (1992-present)
No. of Portfolios for which Board Member Serves: 37
———————
Ehud Houminer (74)
Board Member (1993)
Principal Occupation During Past 5Years:
• Executive-in-Residence at the Columbia Business School, Columbia University (1992-present)
Other Public Company Board Membership During Past 5Years:
• Avnet Inc., an electronics distributor, Director (1993-2012)
No. of Portfolios for which Board Member Serves: 61

46

Lynn Martin (74)
Board Member (2012)
Principal Occupation During Past 5Years:
• President of The Martin Hall Group LLC, a human resources consulting firm (2005-2012)
Other Public Company Board Memberships During Past 5Years:
• AT&T Inc., a telecommunications company, Director (1999-2012)
• Ryder System, Inc., a supply chain and transportation management company, Director (1993-2012)
• The Proctor & Gamble Co., a consumer products company, Director (1994-2009)
• Constellation Energy Group Inc., Director (2003-2009)
No. of Portfolios for which Board Member Serves: 37

———————
Robin A. Melvin (51)
Board Member (2012)
Principal Occupation During Past 5Years:
• Board Member, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (2013-present)
• Director, Boisi Family Foundation, a private family foundation that supports youth-serving orga-
nizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)
No. of Portfolios for which Board Member Serves: 113

———————
Dr. Martin Peretz (75)
Board Member (2006)
Principal Occupation During Past 5Years:
• Editor-in-Chief Emeritus of The New Republic Magazine (2010-2011) (previously,
Editor-in-Chief, 1974-2010)
• Director of TheStreet.com, a financial information service on the web (1996-2010)
No. of Portfolios for which Board Member Serves: 37

———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.
James F. Henry, Emeritus Board Member
Dr. Paul A. Marks, Emeritus Board Member
Philip L.Toia, Emeritus Board Member

TheFund 47

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 69 investment companies (comprised of 144 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since February 1988.

JOHN PAK, Chief Legal Officer since March 2013.

Deputy General Counsel, Investment Management, of BNY Mellon since August 2014; Chief Legal Officer of the Manager since August 2012; from March 2005 to July 2012, Managing Director of Deutsche Bank, Deputy Global Head of Deutsche Asset Management Legal and Regional Head of Deutsche Asset Management Americas Legal. He is an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since August 2012.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. She is 51 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. She is 58 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since February 1991.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 38 years old and has been an employee of the Manager since March 2013.

48

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (70 investment companies, comprised of 169 portfolios).

He is 57 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

MATTHEW D. CONNOLLY, Anti-Money Laundering Compliance Officer since April 2012.

Anti-Money Laundering Compliance Officer of the Distributor since October 2011; from March 2010 to September 2011, Global Head, KYC Reviews and Director of UBS Investment Bank; until March 2010, AML Compliance Officer and Senior Vice President of Citi Global Wealth Management. He is an officer of 65 investment companies (comprised of 164 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Distributor since October 2011.

The Fund 49

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Dreyfus
Global Real
Return Fund

ANNUAL REPORT October 31, 2014

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
15	Statement of Options Written
16	Statement of Assets and Liabilities
17	Statement of Operations
18	Statement of Changes in Net Assets
20	Financial Highlights
24	Notes to Financial Statements
43	Report of Independent Registered Public Accounting Firm
44	Important Tax Information
45	Board Members Information
47	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Global Real
Return Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Global Real Return Fund, covering the 12-month period from November 1, 2013, through October 31, 2014. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Fixed-income securities in international markets generally benefited over the past year from aggressively accommodative monetary policies throughout much of the world as some major central banks reduced short-term interest rates in an effort to fight deflationary pressures and stimulate greater economic growth. Although these actions led to bond market rallies in a number of countries, the positive effects of a declining interest-rate environment were more than fully offset by adverse currency exchange movements.The euro, yen, and other major currencies generally lost value against a strengthening U.S. dollar, undermining unhedged investment returns for U.S. residents.

We believe the outlook for international bonds currently appears to be mixed. On one hand, central banks have signaled their willingness to reduce interest rates further and adopt other measures to support their local economies, which could help drive bond yields lower and prices higher. On the other hand, bonds in some markets have reached higher valuations, and they could be vulnerable to any new evidence that credit conditions may be deteriorating. Consequently, selectivity and a long-term perspective seem poised to become more important determinants of investment success. As always, we urge you to talk regularly with your financial advisor to assess the potential impact of these and other developments on your investments.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
November 17, 2014

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2013, through October 31, 2014, as provided by Suzanne Hutchins (Lead) and James Harries, Portfolio Managers of Newton Capital Management Limited, Sub-Investment Adviser

Fund and Market Performance Overview

For the 12-month period ended October 31, 2014, Dreyfus Global Real Return Fund’s Class A shares produced a total return of 3.63%, Class C shares returned 2.87%, Class I shares returned 3.89%, and Class Y shares returned 3.89%.1 In comparison, the fund’s performance baseline benchmark, the U.S. $ 1-Month London Interbank Offered Rate (LIBOR), and the fund’s benchmark, the Citi 1-Month U.S. Treasury Bill Index, produced total returns of 0.16% and 0.03%, respectively, for the same period.2,3

Global equities were supported during the reporting period by accelerating U.S. economic growth and aggressively accommodative monetary policies throughout the world.The fund outperformed its benchmark with less volatility than equities due to strong results from stocks in the health care and information technology sectors.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and income).To pursue its goal, the fund uses an actively-managed multi-asset strategy to produce positive absolute or real returns exhibiting less volatility than major equity markets over a complete market cycle, typically a period of five years. The fund is not managed relative to an index, but rather seeks to provide returns that are largely independent of market moves.

The fund currently invests in a core of return-seeking assets, including global equities, convertible bonds, and global high yield corporate bonds to meet its total return objective.To complement this core and to provide capital protection as well as to reduce volatility, the fund is invested in other asset types where we find value, including commodity related investments, currencies, select government bonds, and index-linked securities and derivatives. The fund must invest at least 10% of the value of its total assets in equity securities and at least 10% of the value of its total assets in fixed income securities.

To allocate the fund’s assets, we combine a top-down approach emphasizing economic trends and current investment themes on a global basis, with bottom-up security

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

selection based on fundamental research. In choosing investments, we consider economic trends as emphasized by our global investment themes, security valuation, and company fundamentals. Within markets and sectors, we seek attractively priced companies possessing sustainable competitive advantages, and we may invest in such companies anywhere across their capital structure and where we find the best risk reward. Identifying the right security characteristics for the prevailing investment environment is key to our approach, which currently emphasizes income generation.

Stimulative Policies Drove Global Equities Higher

Global stock markets climbed during the reporting period as economic growth appeared to pick up in the United States. In Europe, early signs of economic recovery were offset by subsequent concerns regarding slowing growth and potential deflationary pressures, but stocks generally responded positively to lower short-term interest rates and other stimulative measures by the European Central Bank. Developed markets in Asia produced slightly negative returns, on average, as Japan struggled with stalling economic growth, and Hong Kong and Australia were hurt by the economic slowdown in China. High-quality sovereign bonds fared relatively well amid more accommodative monetary policies and favorable supply-and-demand dynamics, while corporate-backed bonds benefited when investors reached for more competitive yields.

On the other hand, hedges against potential equity declines lost a degree of value, gold prices fell sharply in an environment of low inflation, and a strengthening U.S. dollar dampened the value of unhedged international investments for U.S. investors.

Equities Supported Fund Performance

The fund’s equity exposure drove its relative performance, with strong results led by health care and technology holdings, including Microsoft, Novartis, Merck & Co., Abbott Laboratories, and Sanofi. Corporate debt exposure, which consisted mainly of higher yielding European securities, fared well early in the reporting period and were mostly sold by the end of May 2014. Government bonds also provided a meaningfully positive contribution, particularly U.S.Treasuries and Australian securities.

On a more negative note, exposure to gold bullion and gold mining stocks—such as Yamana Gold, Barrick Gold, and Newcrest Mining—weighed on relative results. Although derivative instruments written against various equity indices proved effective in managing volatility, they hurt relative performance for the reporting period overall. However, currency hedges proved beneficial in mitigating the impact of a stronger U.S. dollar.

4

A More Cautious Outlook

Equity markets have gained considerable value since the 2008 global financial crisis, as unprecedented central-bank liquidity has driven an expansion of stock valuations.Yet, earnings growth has lagged share-price rises, suggesting that current valuations may be unsustainable.Therefore, we have adopted a more cautious investment posture by allocating a significant portion of the fund’s assets to cash, currencies, precious metals (indirectly), bonds, and derivative instruments. Within return-seeking asset classes, we have substantially reduced exposure to higher-yielding corporate debt following several years of strong returns.The fund’s equity weighting has risen as we added to holdings when attractive valuations provided suitable entry points.

November 17, 2014

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the prospectus of the fund and that of each underlying fund.

The fund’s performance will be influenced by political, social, and economic factors affecting investments in foreign companies. Special risks associated with such companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards.

Because the fund seeks to provide exposure to alternative or non-traditional (i.e., satellite) asset categories or investment strategies, the fund’s performance will be linked to the performance of these highly volatile asset categories and strategies. Accordingly, investors should consider purchasing shares of the fund only as part of an overall diversified portfolio and should be willing to assume the risks of potentially significant fluctuations in the value of fund shares. The fund may, but is not required to, use derivative instruments, such as options, futures and options on futures, forward contracts, and other credit derivatives. A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through March 1, 2016, at which time it may be extended, modified, or terminated. Had these expenses not been absorbed, the fund’s returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 SOURCE: BLOOMBERG – London Interbank Offered Rate (LIBOR).The rate of interest at which banks borrow funds, in marketable size, from other banks in the London interbank market. LIBOR is the most widely used benchmark or reference rate for short-term interest rates, and is an international rate.The London Interbank Offered
Rate is fixed each morning at 11 a.m. London time by the British Bankers’Association (BBA).The rate is an average derived from 16 quotations provided by banks determined by the British Bankers’Association; the four highest and lowest are then eliminated, and an average of the remaining eight is calculated to arrive at the fix.
Eurodollar Libor is calculated on an ACT/360 day count basis, and settlement is for two days hence.
3 SOURCE: LIPPER, INC. – Citi 1-Month U.S.Treasury Bill Index is a market value-weighted index of public obligations of the U.S.Treasury with maturities of 30 days. Investors cannot invest directly in any index.

The Fund 5

FUND PERFORMANCE

†	Source: Bloomberg L.P.
††	Source: Lipper Inc.
†††	The total return figures presented for ClassY shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for ClassY shares), not reflecting the applicable sales charges for
Class A shares.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus Global Real Return Fund on 5/12/10 (inception date) to a $10,000 investment made in the Citi 1-Month US Treasury Bill Index and the U.S.$ 1-Month London Interbank Offered Rate (LIBOR) Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Citi 1-Month US Treasury Bill Index is a market value-weighted index of public obligations of the U.S.Treasury with maturities of 30 days. LIBOR is the rate of interest at which banks borrow funds, in marketable size, from other banks in the London interbank market. LIBOR is the most widely used benchmark or reference rate for short term interest rates, and is an international rate. LIBOR is fixed each morning at 11 a.m. London time by the British Bankers’ Association (BBA).The rate is an average derived from 16 quotations provided by banks determined by the British Bankers’ Association; the four highest and lowest are then eliminated and an average of the remaining eight is calculated to arrive at the fix. Eurodollar LIBOR is calculated on an ACT/360 day count basis and settlement is for two days hence. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 10/31/14
	Inception			From
	Date	1	Year	Inception
Class A shares
with maximum sales charge (5.75%)	5/12/10	–2.33%		3.58%
without sales charge	5/12/10	3.63%		4.96%
Class C shares
with applicable redemption charge †	5/12/10	1.87%		4.19%
without redemption	5/12/10	2.87%		4.19%
Class I shares	5/12/10	3.89%		5.25%
Class Y shares	7/1/13	3.89%		5.12	%††
U.S. $1-Month London Interbank
Offered Rate (LIBOR) Index	4/30/10	0.16%		0.22	%†††
Citi 1-Month US Treasury Bill Index	4/30/10	0.03%		0.06	%†††

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

†	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††	The total return performance figures presented for ClassY shares of the fund reflect the performance of the fund’s
Class A shares for the period prior to 7/1/13 (the inception date for ClassY shares), not reflecting the applicable sales charges for Class A shares.
†††	For comparative purposes, the value of each Index as of 4/30/10 is used as the beginning value on 5/12/10.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Global Real Return Fund from May 1, 2014 to October 31, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2014

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.84	$9.63	$4.52	$4.47
Ending value (after expenses)	$1,014.80	$1,010.90	$1,016.10	$1,016.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2014

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.85	$9.65	$4.53	$4.48
Ending value (after expenses)	$1,019.41	$1,015.63	$1,020.72	$1,020.77

† Expenses are equal to the fund’s annualized expense ratio of 1.15% for Class A, 1.90% for Class C, .89% for
Class I and .88% for ClassY, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

October 31, 2014

		Coupon	Maturity	Principal
Bonds and Notes—20.4%		Rate (%)	Date	Amount ($)[a]		Value ($)
Australia—6.7%
Australian Goverment,
Sr. Unscd. Bonds, Ser. 144	AUD	3.75	4/21/37	8,200,000		7,062,870
Australian Goverment,
Sr. Unscd. Bonds, Ser. 140	AUD	4.50	4/21/33	6,325,000		6,133,301
Australian Goverment,
Sr. Unscd. Bonds, Ser. 136	AUD	4.75	4/21/27	4,455,000		4,433,332
New South Wales Treasury,
Govt. Gtd. Notes, Ser. CIB1	AUD	2.75	11/20/25	1,867,800	[b]	2,260,773
Queensland Treasury,
Govt. Gtd. Notes, Ser. 24	AUD	5.75	7/22/24	1,442,000		1,471,559
Treasury Corp. of Victoria,
Govt. Gtd. Notes	AUD	5.50	11/17/26	4,436,000		4,542,520
						25,904,355
New Zealand—1.1%
New Zealand Government,
Sr. Unscd. Bonds	NZD	2.00	9/20/25	1,893,000	[c]	1,473,606
New Zealand Government,
Sr. Unscd. Bonds, Ser. 521	NZD	6.00	5/15/21	3,069,000		2,679,803
						4,153,409
Sweden—.0%
Norcell Sweden Holding 3,
Sr. Scd. Notes	SEK	9.25	9/29/18	2,000,000		291,191
United Kingdom—1.3%
Anglian Water
Services Financing,
Sr. Scd. Bonds, Ser. A8	GBP	3.67	7/30/24	95,000	[d]	280,610
British Telecommunications,
Sr. Unscd. Notes	GBP	3.50	4/25/25	103,000	[d]	317,797
Dwr Cymru Financing,
Asset Backed Bonds	GBP	1.86	3/31/48	150,000	[d]	359,472
National Grid
Electricity Transmission,
Bonds	GBP	2.98	7/8/18	122,000	[d]	318,038

The Fund 9

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
United Kingdom (continued)
National Grid Gas,
Sr. Unscd. Bonds	GBP	4.19	12/14/22	19,000	[d]	60,525
Network Rail
Infrastructure Finance,
Govt. Gtd. Notes,
Ser. RPI	GBP	1.75	11/22/27	230,000	[d]	587,432
Prudential,
Jr. Sub. Notes		11.75	12/29/49	181,000	[e]	184,113
Scotland Gas Network,
Notes, Ser. A2S	GBP	2.13	10/21/22	300,000	[d]	715,394
TESCO,
Sr. Unscd. Notes	GBP	3.32	11/5/25	245,000	[d]	655,667
TESCO,
Sr. Unscd. Notes	GBP	4.00	9/8/16	578,000	[d]	1,495,531
						4,974,579
United States—11.3%
Sprint,
Gtd. Notes		7.13	6/15/24	744,000	[f]	767,250
Sprint,
Gtd. Notes		7.88	9/15/23	920,000	[f]	998,200
Sprint Capital,
Gtd. Notes		8.75	3/15/32	1,236,000		1,387,410
Sprint Communications,
Sr. Unscd. Debs.,		9.25	4/15/22	404,000		476,720
U.S. Treasury Notes		1.50	8/31/18	21,702,900		21,858,900
U.S. Treasury Notes		2.00	9/30/20	7,219,400		7,270,723
U.S. Treasury Notes		2.38	8/15/24	10,865,000		10,908,286
						43,667,489
Total Bonds And Notes
(cost $78,493,140)						78,991,023

Common Stocks—63.3%				Shares		Value ($)
Australia—1.6%
Dexus Property Group				3,706,957		3,963,952
Newcrest Mining				284,405	[g]	2,269,835
						6,233,787
Canada—2.5%
Barrick Gold				212,240		2,519,289

10

Common Stocks (continued)	Shares		Value ($)
Canada (continued)
Eldorado Gold	242,635		1,326,145
Silver Wheaton	131,621		2,287,791
Suncor Energy	46,808		1,662,088
Yamana Gold	452,301		1,801,900
			9,597,213
Denmark—.9%
TDC	481,042		3,672,214
Finland—.6%
Nokia	276,429		2,309,629
France—5.9%
Sanofi	80,551		7,461,238
Total	126,932		7,574,488
Vivendi	320,115	[g]	7,831,452
			22,867,178
Germany—4.5%
Bayer	70,309		10,000,368
Brenntag	74,668		3,615,894
Deutsche Telekom	103,838		1,565,252
Rocket Internet	11,087	[f]	590,480
SAP	23,838		1,620,728
			17,392,722
Ireland—1.0%
CRH	174,228		3,868,625
Israel—.5%
Bank Hapoalim	343,332		1,755,398
Japan—3.5%
Japan Tobacco	239,500		8,297,908
SoftBank	68,000		5,038,716
			13,336,624
Netherlands—3.3%
Reed Elsevier	241,100		5,555,429
Wolters Kluwer	271,929		7,263,318
			12,818,747
New Zealand—1.0%
Spark New Zealand	1,581,305		3,898,987

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
South Africa—.6%
Naspers, Cl. N	18,418		2,289,342
Sweden—2.9%
Millicom International Cellular, SDR	60,417		4,923,200
TeliaSonera	893,335		6,192,788
			11,115,988
Switzerland—4.9%
Novartis	110,000		10,201,841
Roche Holding	29,300		8,653,943
			18,855,784
United Kingdom—12.3%
BAE Systems	634,890		4,664,952
Balfour Beatty	385,967		951,967
British American Tobacco	82,804		4,703,009
Centrica	1,811,380		8,774,740
GlaxoSmithKline	246,160		5,580,157
Royal Dutch Shell, Cl. B	188,070		6,977,180
United Utilities Group	258,490		3,538,782
Vodafone Group	2,562,265		8,513,942
Willis Group Holdings	95,889		3,886,381
			47,591,110
United States—17.3%
Abbott Laboratories	116,990		5,099,594
Accenture, Cl. A	110,363		8,952,647
CA	64,567		1,876,317
Citigroup	105,878		5,667,649
Dun & Bradstreet	22,696		2,787,296
Merck & Co.	115,039		6,665,360
Microsoft	170,174		7,989,669
Northeast Utilities	14,141		697,858
Paychex	72,273		3,392,495
PDL BioPharma	50,886		434,058
PowerShares DB Gold Fund	228,070	[g,h]	8,846,835

12

Common Stocks (continued)	Shares		Value ($)
United States (continued)
Reynolds American	81,181		5,107,097
Sprint	569,125	[g]	3,374,911
Sysco	158,738		6,117,763
			67,009,549
Total Common Stocks
(cost $242,815,311)			244,612,897

	Face Amount
	Covered by
Options Purchased—.5%	Contracts ($)		Value ($)
Call Options—.0%
Japanese Yen,
December 2014 @ JPY 95	190,000		5,700

	Number of
	Contracts		Value ($)
Put Options—.5%
CBOE S&P 500 Open/Euro Index,
November 2014 @ 1,870	122		27,450
EURO STOXX 50
November 2014 @ 2,900	490		60,172
FTSE 100 Index Futures,
November 2014 @ 6,600	878		1,741,074
			1,828,696
Total Options Purchased
(cost $2,367,487)			1,834,396

	Principal
Short-Term Investments—5.8%	Amount ($)		Value ($)
U.S. Treasury Bills:
0.00%, 11/6/14	3,663,900		3,663,900
0.04%, 3/19/15	18,678,000		18,675,703
Total Short-Term Investments
(cost $22,341,089)			22,339,603

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Other Investments—8.0%	Shares	Value ($)
Registered Investment Companies:
Dreyfus Institutional Preferred
Plus Money Market Fund	24,933,000 [i]	24,933,000
Franklin Convertible Securities Fund	303,989	5,769,713
Total Other Investments
(cost $30,628,860)		30,702,713
Total Investments (cost $376,645,887)	98.0%	378,480,632
Cash and Receivables (Net)	2.0%	7,678,238
Net Assets	100.0%	386,158,870

JPY—JapaneseYen
SDR—Swedish Depository Receipts
a Principal amount stated in U.S. Dollars unless otherwise noted.
AUD—Australian Dollar
GBP—British Pound
NZD—New Zealand Dollar
SEK—Swedish Krona
b Principal amount for accrual purposes is periodically adjusted based on changes in the Australian Consumer Price Index.
c Principal amount for accrual purposes is periodically adjusted based on changes in the New Zealand Consumer
Price Index.
d Principal amount for accrual purposes is periodically adjusted based on changes in the British Consumer Price Index.
e Variable rate security-interest rate subject to periodic change.
f Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At October 31, 2014, these securities were valued at $2,355,930 or .6% of net assets.
g Non-income producing security.
h Investment in non-controlled affiliate (cost $10,549,755).
i Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Health Care	14.0	Oil & Gas	4.2
Short-Term/		Software & Services	3.7
Money Market Investments	12.3	Utilities	3.4
Telecommunications	12.2	Technology	2.5
U.S. Government Securities	10.3	Corporate Bonds	2.3
Foreign/Governmental	7.8	Exchange-Traded Funds	2.3
Consumer Services	5.5	Mutual Funds: Domestic	1.5
Financial	4.8	Industrial	1.4
Consumer Goods	4.7	Options Purchased	.5
Basic Materials	4.6		98.0

† Based on net assets.
See notes to financial statements.

14

STATEMENT OF OPTIONS WRITTEN

October 31, 2014

	Number of
	Contracts	Value ($)
Put Options:
CBOE S&P 500 Open/Euro Index,
November 2014 @ 1,800	122	(12,200)
EURO STOXX 50
November 2014 @ 2,800	490	(27,636)
(premiums received $352,276)		(39,836)

See notes to financial statements.

The Fund 15

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2014

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	341,163,132	344,700,797
Affiliated issuers	35,482,755	33,779,835
Cash		382,957
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4		7,298,232
Receivable for shares of Common Stock subscribed		1,090,332
Dividends and interest receivable		1,035,457
Prepaid expenses		21,541
		388,309,151
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		295,233
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4		1,357,608
Payable for investment securities purchased		280,787
Payable for shares of Common Stock redeemed		87,064
Outstanding options written, at value (premiums received
$352,276)—See Statement of Options Written—Note 4		39,836
Accrued expenses		89,753
		2,150,281
Net Assets ($)		386,158,870
Composition of Net Assets ($):
Paid-in capital		371,708,620
Accumulated undistributed investment income—net		11,278,091
Accumulated net realized gain (loss) on investments		(4,890,554)
Accumulated net unrealized appreciation (depreciation) on
investments, options transactions and foreign currency transactions		8,062,713
Net Assets ($)		386,158,870

Net Asset Value Per Share
	Class A	Class C	Class I	Class Y
Net Assets ($)	56,501,214	11,968,602	74,437,817	243,251,237
Shares Outstanding	3,738,934	808,973	4,903,509	16,021,388
Net Asset Value Per Share ($)	15.11	14.79	15.18	15.18

See notes to financial statements.

16

STATEMENT OF OPERATIONS

Year Ended October 31, 2014

Investment Income ($):
Income:
Cash dividends (net of $347,087 foreign taxes withheld at source):
Unaffiliated issuers	6,120,847
Affiliated issuers	12,903
Interest	1,533,552
Total Income	7,667,302
Expenses:
Management fee—Note 3(a)	1,858,648
Shareholder servicing costs—Note 3(c)	219,547
Custodian fees—Note 3(c)	102,225
Registration fees	88,835
Distribution fees—Note 3(b)	68,141
Professional fees	65,800
Prospectus and shareholders’ reports	19,393
Directors’ fees and expenses—Note 3(d)	15,073
Loan commitment fees—Note 2	2,501
Miscellaneous	35,766
Total Expenses	2,475,929
Less—reduction in expenses due to undertaking—Note 3(a)	(30,431)
Less—reduction in fees due to earnings credits—Note 3(c)	(6)
Net Expenses	2,445,492
Investment Income—Net	5,221,810
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(2,138,380)
Net realized gain (loss) on options transactions	(1,799,007)
Net realized gain (loss) on forward foreign currency exchange contracts	5,582,260
Net Realized Gain (Loss)	1,644,873
Net unrealized appreciation (depreciation)
on investments and foreign currency transactions	(4,875,719)
Net unrealized appreciation (depreciation)
on options transactions	(193,820)
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	6,917,487
Net Unrealized Appreciation (Depreciation)	1,847,948
Net Realized and Unrealized Gain (Loss) on Investments	3,492,821
Net Increase in Net Assets Resulting from Operations	8,714,631

See notes to financial statements.

The Fund 17

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2014	2013 [a]
Operations ($):
Investment income—net	5,221,810	1,590,628
Net realized gain (loss) on investments	1,644,873	538,352
Net unrealized appreciation
(depreciation) on investments	1,847,948	4,056,512
Net Increase (Decrease) in Net Assets
Resulting from Operations	8,714,631	6,185,492
Dividends to Shareholders from ($):
Investment income—net:
Class A	(121,182)	(89,223)
Class C	—	(439)
Class I	(250,455)	(339,117)
Class Y	(181,622)	—
Net realized gain on investments:
Class A	(455,851)	—
Class C	(66,852)	—
Class I	(523,246)	—
Class Y	(372,562)	—
Total Dividends	(1,971,770)	(428,779)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	52,917,841	25,601,708
Class C	7,063,501	5,002,319
Class I	82,120,906	33,707,582
Class Y	201,117,509	40,132,979
Dividends reinvested:
Class A	577,032	88,861
Class C	66,852	439
Class I	727,254	326,754
Class Y	554,102	—
Cost of shares redeemed:
Class A	(34,477,038)	(8,655,853)
Class C	(1,026,537)	(424,132)
Class I	(70,870,468)	(28,965,554)
Class Y	(2,367,909)	—
Increase (Decrease) in Net Assets
from Capital Stock Transactions	236,403,045	66,815,103
Total Increase (Decrease) in Net Assets	243,145,906	72,571,816
Net Assets ($):
Beginning of Period	143,012,964	70,441,148
End of Period	386,158,870	143,012,964
Undistributed investment income—net	11,278,091	1,100,631

18

	Year Ended October 31,
	2014	2013 [a]
Capital Share Transactions:
Class Ab
Shares sold	3,588,397	1,786,765
Shares issued for dividends reinvested	39,508	6,425
Shares redeemed	(2,294,510)	(602,300)
Net Increase (Decrease) in Shares Outstanding	1,333,395	1,190,890
Class Cb
Shares sold	483,947	352,638
Shares issued for dividends reinvested	4,644	32
Shares redeemed	(70,342)	(29,896)
Net Increase (Decrease) in Shares Outstanding	418,249	322,774
Class Ic
Shares sold	5,468,042	2,335,974
Shares issued for dividends reinvested	49,665	23,592
Shares redeemed	(4,699,040)	(1,992,350)
Net Increase (Decrease) in Shares Outstanding	818,667	367,216
Class Yc
Shares sold	13,346,556	2,794,189
Shares issued for dividends reinvested	37,846	—
Shares redeemed	(157,203)	—
Net Increase (Decrease) in Shares Outstanding	13,227,199	2,794,189

a Effective July 1, 2013, the fund commenced offering ClassY shares.
b During the period ended October 31, 2013, 691 Class C shares representing $10,055 were exchanged for 683
Class A shares.
c During the period ended October 31, 2014, 2,719,090 Class I shares representing $41,338,745 were exchanged for 2,719,090 ClassY shares.

See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,
Class A Shares	2014	2013	2012	2011	2010	[a]
Per Share Data ($):
Net asset value, beginning of period	14.75	14.07	13.51	13.44	12.50
Investment Operations:
Investment income—net[b]	.36	.21	.17	.20	.06
Net realized and unrealized
gain (loss) on investments	.17	.54	.53	(.13)	.88
Total from Investment Operations	.53	.75	.70	.07	.94
Distributions:
Dividends from investment income—net	(.04)	(.07)	(.07)	—	—
Dividends from net realized
gain on investments	(.13)	—	(.07)	—	—
Total Distributions	(.17)	(.07)	(.14)	—	—
Net asset value, end of period	15.11	14.75	14.07	13.51	13.44
Total Return (%)[c]	3.63	5.42	5.16	.52	7.52	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.20	1.49	1.72	3.53	5.96	[e]
Ratio of net expenses
to average net assets	1.15	1.47	1.50	1.50	1.50	[e]
Ratio of net investment income
to average net assets	2.38	1.48	1.26	1.46	.94	[e]
Portfolio Turnover Rate	47.01	44.96	53.24	42.97	49.61	[d]
Net Assets, end of period ($ x 1,000)	56,501	35,478	17,088	5,117	3,340

a	From May 12, 2010 (commencement of operations) to October 31, 2010.
b	Based on average shares outstanding.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.

See notes to financial statements.

20

		Year Ended October 31,
Class C Shares	2014	2013	2012	2011	2010	[a]
Per Share Data ($):
Net asset value, beginning of period	14.51	13.89	13.37	13.39	12.50
Investment Operations:
Investment income—net[b]	.21	.08	.06	.10	.01
Net realized and unrealized
gain (loss) on investments	.20	.55	.53	(.12)	.88
Total from Investment Operations	.41	.63	.59	(.02)	.89
Distributions:
Dividends from investment income—net	—	(.01)	—	—	—
Dividends from net realized
gain on investments	(.13)	—	(.07)	—	—
Total Distributions	(.13)	(.01)	(.07)	—	—
Net asset value, end of period	14.79	14.51	13.89	13.37	13.39
Total Return (%)[c]	2.87	4.58	4.39	(.22)	7.20	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.96	2.21	2.56	4.37	6.75	[e]
Ratio of net expenses
to average net assets	1.90	2.18	2.25	2.25	2.25	[e]
Ratio of net investment income
to average net assets	1.41	.58	.51	.75	.20	[e]
Portfolio Turnover Rate	47.01	44.96	53.24	42.97	49.61	[d]
Net Assets, end of period ($ x 1,000)	11,969	5,671	944	1,190	1,071

a	From May 12, 2010 (commencement of operations) to October 31, 2010.
b	Based on average shares outstanding.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.

See notes to financial statements.

The Fund 21

FINANCIAL HIGHLIGHTS (continued)

		Year Ended October 31,
Class I Shares	2014	2013	2012	2011	2010	[a]
Per Share Data ($):
Net asset value, beginning of period	14.81	14.10	13.56	13.46	12.50
Investment Operations:
Investment income—net[b]	.38	.26	.21	.18	.07
Net realized and unrealized
gain (loss) on investments	.19	.54	.53	(.08)	.89
Total from Investment Operations	.57	.80	.74	.10	.96
Distributions:
Dividends from investment income—net	(.07)	(.09)	(.13)	—	—
Dividends from net realized
gain on investments	(.13)	—	(.07)	—	—
Total Distributions	(.20)	(.09)	(.20)	—	—
Net asset value, end of period	15.18	14.81	14.10	13.56	13.46
Total Return (%)	3.89	5.79	5.45	.74	7.68	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.90	1.11	1.35	2.33	5.75	[d]
Ratio of net expenses
to average net assets	.90	1.11	1.25	1.25	1.25	[d]
Ratio of net investment income
to average net assets	2.51	1.84	1.55	1.46	1.19	[d]
Portfolio Turnover Rate	47.01	44.96	53.24	42.97	49.61	[c]
Net Assets, end of period ($ x 1,000)	74,438	60,482	52,410	21,044	1,076

a	From May 12, 2010 (commencement of operations) to October 31, 2010.
b	Based on average shares outstanding.
c	Not annualized.
d	Annualized.

See notes to financial statements.

22

	Year Ended October 31,
Class Y Shares	2014	2013	[a]
Per Share Data ($):
Net asset value, beginning of period	14.81	14.16
Investment Operations:
Investment income—net[b]	.26	.05
Net realized and unrealized
gain (loss) on investments	.31	.60
Total from Investment Operations	.57	.65
Distributions:
Dividends from investment income—net	(.07)	—
Dividends from net realized gain on investments	(.13)	—
Total Distributions	(.20)	—
Net asset value, end of period	15.18	14.81
Total Return (%)	3.89	4.59	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.88	1.09	[d]
Ratio of net expenses to average net assets	.88	1.09	[d]
Ratio of net investment income
to average net assets	1.77	1.10	[d]
Portfolio Turnover Rate	47.01	44.96
Net Assets, end of period ($ x 1,000)	243,251	41,381

a	From July 1, 2013 (commencement of initial offering) to October 31, 2013.
b	Based on average shares outstanding.
c	Not annualized.
d	Annualized.

See notes to financial statements.

The Fund 23

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Global Real Return Fund (the “fund”) is a separate diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eleven series, including the fund.The fund’s investment objective is to seek total return (consisting of capital appreciation and income).The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Capital Management Limited (“Newton”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I and ClassY. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

24

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants.The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), options and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the

26

Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2014 in valuing the fund’s investments:

		Level 2—Other		Level 3—
	Level 1—	Significant		Significant
	Unadjusted	Observable		Unobservable
	Quoted Prices	Inputs		Inputs	Total
Assets ($)
Investments in Securities:
Corporate Bonds†	—	8,895,350		—	8,895,350
Equity Securities—
Domestic
Common Stocks†	58,162,714	—		—	58,162,714
Equity Securities—
Foreign
Common Stocks†	6,405,670	171,197,678	††	—	177,603,348
Exchange-Traded
Funds	8,846,835	—		—	8,846,835
Foreign Government	—	30,057,764		—	30,057,764
Mutual Funds	30,702,713	—		—	30,702,713

28

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($) (continued)
Investments in
Securities (continued):
U.S. Treasury	—	62,377,512	—	62,377,512
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts†††	—	7,298,232	—	7,298,232
Options Purchased	1,834,396	—	—	1,834,396
Liabilities ($)
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts†††	—	(1,357,608)	—	(1,357,608)
Options Written	(39,836)	—	—	(39,836)

†	See Statement of Investments for additional detailed categorizations.
††	Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures. See note above for additional information.
†††	Amount shown represents unrealized appreciation (depreciation) at period end.

At October 31, 2013, no exchange traded foreign equity securities were classified within Level 2 of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended October 31, 2014 were as follows:

Affiliated
Investment	Value			Value	Net
Company	10/31/2013 ($)	Purchases ($)	Sales ($)	10/31/2014 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	13,857,000	263,329,000	252,253,000	24,933,000	6.5

In addition, an affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Investments in affiliated companies during the period ended October 31, 2014 were as follows:

Affiliated	Value					Net Realized
Company	10/31/2013	($)	Purchases ($)		Sales ($)	Gain/(Loss) ($)
PowerShares DB
Gold Fund	4,070,065		5,883,616		—	—

	Change in Net
	Unrealized
Affiliated	Appreciation		Value		Net	Dividends/
Company	(Depreciation) ($)		10/31/2014	($)	Assets (%) Distributions ($)
PowerShares DB
Gold Fund	(1,106,846)		8,846,835		2.3	—

30

Certain affiliated investment companies may also invest in the fund. At October 31, 2014, Dreyfus Alternative Diversifier Strategies Fund, an affiliate of the fund, held 4,901,014 Class Y shares representing approximately 31% of the fund’s net assets.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S.These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2014, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2014, the fund did not incur any interest or penalties.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

Each tax year in the four-year period ended October 31, 2014 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2014, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $17,992,927, accumulated capital and other losses $4,320,872 and unrealized appreciation $778,195.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2014.The fund has $3,777,941 of post-enactment long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2014 and October 31, 2013 were as follows: ordinary income $1,609,916 and $428,779, and long-term capital gains $361,854 and $0, respectively.

During the period ended October 31, 2014, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses, limited partnerships and passive foreign investment companies, the fund increased accumulated undistributed investment income-net by $5,508,909, decreased accumulated net realized gain (loss) on investments by $6,370,351 and increased paid-in capital by $861,442. Net assets and net asset value per share were not affected by this reclassification.

32

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $430 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 8, 2014, the unsecured credit facility with Citibank, N.A. was $265 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2014, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from November 1, 2013 through March 1, 2016, to waive receipt of its fees and/or assume the direct expenses of the fund so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .90% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $30,431 during the period ended October 31, 2014.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Newton, Dreyfus pays Newton an annual fee of .36% of the value of the fund’s average daily net assets.

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended October 31, 2014, the Distributor retained $5,478 from commissions earned on sales of the fund’s Class A shares and $549 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended October 31, 2014, Class C shares were charged $68,141 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2014, Class A and Class C shares were charged $141,770 and $22,714, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2014, the fund was charged $3,289 for transfer agency services and $84 for cash management services. These fees are included in Shareholder

34

servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $6.

The fund compensates The Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund.These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2014, the fund was charged $102,225 pursuant to the custody agreement.

During the period ended October 31, 2014, the fund was charged $8,015 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $235,622, Distribution Plan fees $7,449, Shareholder Services Plan fees $13,993, custodian fees $37,980, Chief Compliance Officer fees $617 and transfer agency fees $756, which are offset against an expense reimbursement currently in effect in the amount of $1,184.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, options transactions and forward contracts, during the period ended October 31, 2014, amounted to $301,317,301 and $97,352,019, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended October 31, 2014 is discussed below.

Master Netting Arrangements: The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC deriva-

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

tive contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of equities, foreign currencies or as a substitute for an investment. The fund is subject to market risk and currency risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates.

36

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option.There is a risk of loss from a change in value of such options which may exceed the related premiums received.This risk is mitigated by Master Agreements between the fund and the counterparty.The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction.

The following summarizes the fund’s call/put options written during the period ended October 31, 2014:

			Options Terminated
	Number of	Premiums		Net Realized
Options Written:	Contracts	Received ($)	Cost ($)	Gains ($)
Contracts outstanding
October 31, 2013	—	—
Contracts written	3,167	2,898,907
Contracts terminated:
Contracts closed	2,077	2,044,355	794,119	1,250,236
Contracts expired	478	502,276	—	502,276
Total contracts terminated	2,555	2,546,631	794,119	1,752,512
Contracts Outstanding
October 31, 2014	612	352,276

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy.When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future.With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the

The Fund 37

NOTES TO FINANCIAL STATEMENTS (continued)

date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates.Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonper-formance on these forward contracts, which is generally limited to the unrealized gain on each open contract.This risk is mitigated by Master Agreements between the fund and the counterparty. The following summarizes open forward contracts at October 31, 2014:

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)
Purchases:
Australian Dollar,
Expiring
11/14/2014[a]	169,852	149,431	149,320	(111)
British Pound,
Expiring:
1/15/2015[b]	726,004	1,168,013	1,160,667	(7,346)
1/15/2015[c]	2,841,017	4,571,818	4,541,955	(29,863)
Canadian Dollar,
Expiring:
11/14/2014[a]	211,615	188,742	187,696	(1,046)
11/14/2014[d]	63,910	57,087	56,686	(401)
Euro,
Expiring:
11/3/2014[b]	22,953	28,861	28,763	(98)
11/3/2014[c]	23,027	29,081	28,856	(225)
Japanese Yen,
Expiring
11/14/2014[d]	749,766,287	7,364,975	6,675,641	(689,334)
Norwegian Krone,
Expiring:
12/15/2014[a]	13,621,590	2,137,619	2,016,369	(121,250)
12/15/2014[c]	48,745,822	7,709,221	7,215,718	(493,503)
Sales:		Proceeds ($)
Australian Dollar,
Expiring:
11/14/2014[a]	856,868	782,786	753,289	29,497
11/14/2014[b]	12,650,699	11,298,710	11,121,473	177,237
11/14/2014[c]	1,917,867	1,672,914	1,686,034	(13,120)
11/14/2014[d]	22,482,408	20,779,390	19,764,719	1,014,671

38

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Proceeds ($)	Value ($)	(Depreciation) ($)
Sales (continued):
British Pound,
Expiring:
1/15/2015[b]	2,733,000	4,414,817	4,369,267	45,550
1/15/2015[c]	45,331,951	72,878,068	72,472,526	405,542
1/15/2015[d]	216,303	348,614	345,804	2,810
Canadian Dollar,
Expiring:
11/14/2014[a]	58,875	52,735	52,221	514
11/14/2014[b]	3,849,032	3,503,097	3,413,973	89,124
11/14/2014[c]	8,277,703	7,525,816	7,342,068	183,748
Danish Krone,
Expiring
1/15/2015[b]	24,831,342	4,225,615	4,183,006	42,609
Euro,
Expiring:
1/15/2015[b]	16,281,707	20,812,776	20,414,039	398,737
1/15/2015[c]	56,856,932	72,027,406	71,287,345	740,061
Israeli Shekel,
Expiring:
11/14/2014[b]	3,246,577	946,195	854,313	91,882
11/14/2014[c]	3,341,289	884,911	879,235	5,676
Japanese Yen,
Expiring:
11/14/2014[a]	749,766,287	7,328,416	6,675,641	652,775
12/15/2014[a]	1,177,219,000	11,081,519	10,485,854	595,665
12/15/2014[b]	122,547,074	1,134,454	1,091,565	42,889
12/15/2014[c]	88,466,468	818,774	787,998	30,776
New Zealand Dollar,
Expiring:
11/14/2014[a]	8,272,408	6,901,336	6,439,262	462,074
11/14/2014[b]	1,800,084	1,431,312	1,401,190	30,122
Norwegian Krone,
Expiring
12/15/2014[d]	62,367,412	10,012,167	9,232,087	780,080
South African Rand,
Expiring
12/15/2014[a]	22,986,640	2,121,788	2,067,888	53,900
Swedish Krona,
Expiring:
11/14/2014[a]	72,418,405	10,456,820	9,807,570	649,250
11/14/2014[b]	8,445,081	1,183,863	1,143,711	40,152
11/14/2014[c]	2,430,000	346,916	329,093	17,823
11/14/2014[d]	1,394,084	194,559	188,800	5,759

The Fund 39

NOTES TO FINANCIAL STATEMENTS (continued)

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Proceeds ($)	Value ($)	(Depreciation) ($)
Sales (continued):
Swiss Franc,
Expiring:
12/15/2014[a]	1,000,126	1,038,565	1,039,876	(1,311)
12/15/2014[b]	1,011,706	1,063,155	1,051,915	11,240
12/15/2014[c]	276,541	294,749	287,532	7,217
12/15/2014[d]	15,824,514	17,144,299	16,453,447	690,852
Gross Unrealized
Appreciation				7,298,232
Gross Unrealized
Depreciation				(1,357,608)

Counterparties:

a	Barclays Bank
b	JP Morgan Chase Bank
c	Royal Bank of Scotland
d	UBS

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of October 31, 2014 is shown below:

	Derivative		Derivative
	Assets ($)		Liabilities ($)
Foreign exchange risk[1,2]	7,303,932	Foreign exchange risk[3]	(1,357,608)
Equity risk[1]	1,828,696	Equity risk[4]	(39,836)
Gross fair value of
derivatives contracts	9,132,628		(1,397,444)

Statement of Assets and Liabilities location:

1	Options purchased are included in Investments in securities—Unaffiliated issuers, at value.
2	Unrealized appreciation on forward foreign currency exchange contracts.
3	Unrealized depreciation on forward foreign currency exchange contracts.
4	Outstanding options written, at value.

The effect of derivative instruments in the Statement of Operations during the period ended October 31, 2014 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)

	Options	Forward
Underlying risk	Transactions[5]	Contracts[6]	Total
Equity	(1,770,990)	—	(1,770,990)
Interest rate	(28,017)	—	(28,017)
Foreign exchange	—	5,582,260	5,582,260
Total	(1,799,007)	5,582,260	3,783,253

40

Change in unrealized appreciation (depreciation) on derivatives recognized in income ($)

	Options	Forward
Underlying risk	Transactions[7]	Contracts[8]	Total
Equity	(111,512)	—	(111,512)
Foreign exchange	(82,308)	6,917,487	6,835,179
Total	(193,820)	6,917,487	6,723,667

Statement of Operations location:

5	Net realized gain (loss) on options transactions.
6	Net realized gain (loss) on forward foreign currency exchange contracts.
7	Net unrealized appreciation (depreciation) on options transactions.
8	Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities.These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At October 31, 2014, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Options	1,834,396	(39,836)
Forward contracts	7,298,232	(1,357,608)
Total gross amount of derivative assets
and liabilities in the Statement of
Assets and Liabilities	9,132,628	(1,397,444)
Derivatives not subject to
Master Agreements	(1,834,396)	39,836
Total gross amount of assets and
liabilities subject to Master Agreements	7,298,232	(1,357,608)

The Fund 41

NOTES TO FINANCIAL STATEMENTS (continued)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of October 31, 2014:

		Financial
		Instruments
		and
		Derivatives
	Gross Amount of	Available	Collateral	Net Amount of
Counterparties	Assets ($)[1]	for Offset ($)	Received ($)	Assets ($)
Barclays Bank	2,443,675	(123,718)	—	2,319,957
JP Morgan Chase Bank	969,542	(7,444)	—	962,098
Royal Bank of Scotland	1,390,843	(536,711)	—	854,132
UBS	2,494,172	(689,735)	—	1,804,437
Total	7,298,232	(1,357,608)	—	5,940,624

		Financial
		Instruments
		and
		Derivatives
	Gross Amount of	Available	Collateral	Net Amount of
Counterparties	Liabilities ($)[1]	for Offset ($)	Pledged ($)	Liabilities ($)
Barclays Bank	(123,718)	123,718	—	—
JP Morgan Chase Bank	(7,444)	7,444	—	—
Royal Bank of Scotland	(536,711)	536,711	—	—
UBS	(689,735)	689,735	—	—
Total	(1,357,608)	1,357,608	—	—

1	Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2014:

Average Market Value ($)
Equity options contracts	694,755
Foreign currency options contracts	438
Forward contracts	156,416,913

At October 31, 2014, the cost of investments for federal income tax purposes was $378,252,717; accordingly, accumulated net unrealized appreciation on investments was $227,915, consisting of $17,821,492 gross unrealized appreciation and $17,593,577 gross unrealized depreciation.

42

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Global Real Return Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments and options written, of Dreyfus Global Real Return Fund (one of the series comprising Advantage Funds, Inc.) as of October 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Global Real Return Fund at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 29, 2014

The Fund 43

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby reports the following information regarding its fiscal year ended October 31, 2014:

—the total amount of taxes paid to foreign countries was $320,449

—the total amount of income sourced from foreign countries was $6,938,631.

Where required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2014 calendar year with Form 1099-DIV which will be mailed in early 2015. For the fiscal year ended October 31, 2014, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $1,609,916 represents the maximum amount that may be considered qualified dividend income. Also, the fund hereby designates $.0243 per share as a long-term capital gain distribution and $.1004 per share as a short-term capital gain distribution paid on December 30, 2013 and the fund also reports $.0085 per share as a long-term capital gain distribution paid on March 31, 2014.

44

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (71)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee (1995-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
No. of Portfolios for which Board Member Serves: 144
———————
Peggy C. Davis (71)
Board Member (2006)
Principal Occupation During Past 5Years:
• Shad Professor of Law, New York University School of Law (1983-present)
No. of Portfolios for which Board Member Serves: 51
———————
David P. Feldman (74)
Board Member (1996)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee (1985-present)
Other Public Company Board Membership During Past 5Years:
• BBH Mutual Funds Group (5 registered mutual funds), Director (1992-present)
No. of Portfolios for which Board Member Serves: 37
———————
Ehud Houminer (74)
Board Member (1993)
Principal Occupation During Past 5Years:
• Executive-in-Residence at the Columbia Business School, Columbia University (1992-present)
Other Public Company Board Membership During Past 5Years:
• Avnet Inc., an electronics distributor, Director (1993-2012)
No. of Portfolios for which Board Member Serves: 61

The Fund 45

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Lynn Martin (74)
Board Member (2012)
Principal Occupation During Past 5Years:
• President of The Martin Hall Group LLC, a human resources consulting firm (2005-2012)
Other Public Company Board Memberships During Past 5Years:
• AT&T Inc., a telecommunications company, Director (1999-2012)
• Ryder System, Inc., a supply chain and transportation management company, Director (1993-2012)
• The Proctor & Gamble Co., a consumer products company, Director (1994-2009)
• Constellation Energy Group Inc., Director (2003-2009)
No. of Portfolios for which Board Member Serves: 37

———————
Robin A. Melvin (51)
Board Member (2012)
Principal Occupation During Past 5Years:
• Board Member, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (2013-present)
• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organi-
zations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)
No. of Portfolios for which Board Member Serves: 113

———————
Dr. Martin Peretz (75)
Board Member (2006)
Principal Occupation During Past 5Years:
• Editor-in-Chief Emeritus of The New Republic Magazine (2010-2011) (previously,
Editor-in-Chief, 1974-2010)
• Director of TheStreet.com, a financial information service on the web (1996-2010)
No. of Portfolios for which Board Member Serves: 37

———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.
James F. Henry, Emeritus Board Member
Dr. Paul A. Marks, Emeritus Board Member
Philip L.Toia, Emeritus Board Member

46

OFFICERS OF THE FUND (Unaudited)

The Fund 47

OFFICERS OF THE FUND (Unaudited) (continued)

48

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Dreyfus
Total Emerging
Markets Fund

ANNUAL REPORT October 31, 2014

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
20	Statement of Financial Futures
20	Statement of Options Written
21	Statement of Assets and Liabilities
22	Statement of Operations
23	Statement of Changes in Net Assets
25	Financial Highlights
29	Notes to Financial Statements
53	Report of Independent Registered Public Accounting Firm
54	Important Tax Information
55	Board Members Information
57	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Total Emerging
Markets Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Total Emerging Markets Fund, covering the 12-month period from November 1, 2013, through October 31, 2014. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

For the 12-month reporting period overall, international stock markets generally lost a modest degree of value due to renewed concerns regarding geopolitical tensions and persistently sluggish growth in Europe and the emerging markets. Results were especially weak in January 2014 and over the last four months of the reporting period, offsetting gains at other times when investors responded more positively to aggressively accommodative monetary policies throughout much of the world. A strengthening U.S. dollar against most other major currencies also helped dampen returns for U.S. investors.

Some forces appear likely to support international stock prices over the foreseeable future: Low inflation has enabled the European Central Bank to reduce short-term interest rates further, China’s economic slowdown appears increasingly unlikely to devolve into a more severe financial crisis, and India’s stock market has surged after the election of a more business-friendly government.Yet, some countries are faring better economically than others and monetary policies have begun to diverge, affecting currency exchange rates and capital flows. Consequently, selectivity and a long-term perspective seem poised to become more important determinants of investment success. As always, we urge you to talk regularly with your financial advisor to assess the potential impact of these and other developments on your investments.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
November 17, 2014

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2013, through October 31, 2014, as provided by Sean P. Fitzgibbon and Alexander Kozhemiakin, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended October 31, 2014, Dreyfus Total Emerging Markets Fund’s Class A shares produced a total return of 0.71%, Class C shares returned –0.03%, Class I shares returned 0.97%, and Class Y shares returned 0.95%.1 In comparison, the Morgan Stanley Capital International Emerging Markets Index (“MSCI EM Index”), the fund’s benchmark, returned 0.64% for the same period.2

Emerging market equities produced generally flat returns amid heightened volatility during the reporting period. Emerging market bonds generally fared well in local currency terms, but a strengthening U.S. dollar dampened their returns for U.S. residents. The fund’s Class A, Class I, and Class Y shares outperformed the benchmark, largely due to favorable stock selections in China, India, and South Korea.

The Fund’s Investment Approach

The fund seeks to maximize total return.To pursue its goal, the fund normally invests at least 80% of its assets in equities, bonds, and currencies issued by, or economically tied to, emerging markets. We base asset and country allocation decisions on our global macro-economic view and top-down country-specific outlooks, along with our bottom-up valuation assessments of individual securities. Equity, bond, and currency investments all rely on in-depth fundamental analysis, supported by proprietary quantitative models. By constructing a portfolio that is liquid and diversified from an asset class and country perspective, we seek to reduce volatility and country concentration risk.

Emerging Markets Showed Signs of Rebound

A variety of headwinds during the reporting period’s first few months undermined investor confidence in developing nations. Of particular concern was the outlook for less supportive monetary policy in the US as the Federal Reserve moved to end quantitative easing. Growth forecasts were cut for several emerging markets, including Brazil, Turkey, and China. Russian markets began to suffer from the country’s involvement in the ongoing crisis in Ukraine. Emerging Market fundamentals remained intact, nonetheless, and investor sentiment began to improve. In March of 2014 investors began returning to the asset class.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Challenges continued throughout the period, as conflicts intensified in the Middle East, sanctions were imposed on Russia, economic data from Europe disappointed and investors were whipsawed by volatile polling ahead of Brazil’s presidential elections. Nevertheless, investor sentiment continued to improve amid continued economic growth in the United States - a key export market for developing nations - and the slower than expected increase in US Treasury yields. India was also a bright spot, with new, pro-business leadership reporting improving trade balances and a strengthening currency, while investors were also optimistic about the new Indonesian government. The potential for higher corporate earnings drove gains in the MSCI EM Index before it faded back again during the reporting period’s final three months.

Mixed Returns from Countries and Sectors

The fund outperformed its benchmark through overweighted exposure and strong stock selections in India.Top performers included automaker Tata Motors, diversified mining, oil and gas producer Sesa Sterlite, and ICICI Bank. In China, the fund added value by emphasizing companies in the fast-growing health care sector, including WuXi PharmaTech and Sino Biopharmaceutical.These positive performers more than offset more disappointing returns from Chinese consumer discretionary companies, including casino operator SJM Holdings and carmaker Great Wall Motors. Chinese utilities, such as China Longyuan Power Group, also lagged market averages. In South Korea, the fund bolstered returns through underweighted country exposure and a focus on telecommunications providers, such as SK Telecom, and technology stocks, including semiconductor maker SK Hynix and internet services provider NAVER.

On a more negative note, overweighted exposure to volatile Brazilian stocks detracted from relative performance, as did some individual stocks, such as toll road operator Arteris, electrical energy provider AES Tiete, and grocery retailer Cia. Brasileira de Distribuição. The fund’s Malaysian holdings, CIMB Group and Malaysia Airports, underperformed a weak local stock market. From an industry group perspective, lack of exposure to real estate investment trusts detracted from relative performance.

Fixed-income markets in emerging nations proved volatile over the reporting period, but early declines were more than offset by subsequent rallies – at least for US Dollar denominated bonds – as expectations of tighter monetary policy in the US eased. In currency positions the fund benefited from underweight exposure to the Turkish Lira, the Czech Koruna and the Hungarian Forint and active trading in the Brazilian Real.The overweight exposure to Mexican and Russian local currency bonds and the underweight in Turkish local currency bonds also supported results. Holdings of corporate and quasi-sovereign US Dollar denominated bonds from

4

Brazil, Mexico and China made a further contribution to relative performance. Conversely, Russian and Nigerian bonds denominated in U.S. dollars, an overweighted position in the Russian ruble, and the overweight exposure in Brazilian local currency bonds dampened relative performance.

Investing in Areas of Growth

As of the end of the reporting period, we have identified attractive valuations among stocks of companies with improving business and earnings momentum trends.We have found a relatively large number of such investments in the financials and consumer discretionary sectors, and an increasing number in the information technology sector. In contrast, we have identified relatively few opportunities in the consumer staples and basic materials sectors, and we have eliminated the fund’s positions among utilities. On a country basis, the fund has reduced its exposure to the troubled Brazilian and Russian equity markets, and has increased exposure in China and India.Among bonds, the fund has maintained overweighted exposure to bonds and currencies in Latin America, and underweighted positions in Nigeria,Turkey, Malaysia, and Thailand.

November 17, 2014

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period. Equity securities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Bond securities are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.The securities of companies located in emerging markets are often subject to rapid and large changes in price. An investment in this fund should be considered only as a supplement to a complete investment program for those investors willing to accept the greater risks associated with investing in emerging market countries.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity.These risks generally are greater with emerging market countries than with more economically and politically established foreign countries.

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect until March 1,
2016, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower for Class A and Class C.
2 SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.
The Morgan Stanley Capital International Emerging Markets (MSCI EM) Index is a market capitalization-
weighted index composed of companies representative of the market structure of select designated emerging market countries in Europe, Latin America, and the Pacific Basin. Investors cannot invest directly in any index.

The Fund 5

FUND PERFORMANCE

†	Source: Lipper Inc.
††	The total return figures presented for ClassY shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for ClassY shares), not reflecting the applicable sales charges for
Class A shares.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus Total Emerging Markets Fund on 3/25/11 (inception date) to a $10,000 investment made in the Morgan Stanley Capital International Emerging Markets Index (the “Index”). All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is a market capitalization-weighted index composed of companies representative of the market structure of 21 emerging market countries in Europe, Latin America and the Pacific Basin.The Index excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners.The Index includes net dividends reinvested. Unlike a mutual fund, the index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index.These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund expenses, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 10/31/14

	Inception		From
	Date	1 Year	Inception
Class A shares
with maximum sales charge (5.75%)	3/25/11	–5.12%	–1.49%
without sales charge	3/25/11	0.71%	0.14%
Class C shares
with applicable redemption charge †	3/25/11	–1.02%	–0.62%
without redemption	3/25/11	–0.03%	–0.62%
Class I shares	3/25/11	0.97%	0.39%
Class Y shares	7/1/13	0.95%	0.30	%††
Morgan Stanley Capital International
Emerging Markets Index	3/31/11	0.64%	–4.61	%†††

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

†	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††	The total return performance figures presented for ClassY shares of the fund reflect the performance of the fund’s
Class A shares for the period prior to 7/1/13 (the inception date for ClassY shares), not reflecting the applicable sales charges for Class A shares.
†††	For comparative purposes, the value of the Index as of 3/31/11 is used as the beginning value on 3/25/11.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Total Emerging Markets Fund from May 1, 2014 to October 31, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2014

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$8.23	$12.07	$6.90	$6.79
Ending value (after expenses)	$1,041.20	$1,037.30	$1,042.90	$1,042.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2014

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$8.13	$11.93	$6.82	$6.72
Ending value (after expenses)	$1,017.14	$1,013.36	$1,018.45	$1,018.55

† Expenses are equal to the fund’s annualized expense ratio of 1.60% for Class A, 2.35% for Class C, 1.34% for
Class I and 1.32% for ClassY, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
October 31, 2014

		Coupon	Maturity	Principal
Bonds and Notes—29.2%		Rate (%)	Date	Amount ($)[a]		Value ($)
Argentina—.1%
Argentine Government,
Sr. Unscd. Notes		11.75	10/5/15	100,000		96,250
Brazil—3.6%
Andrade Gutierrez International,
Gtd. Notes		4.00	4/30/18	250,000	[b]	240,625
Braskem Finance,
Gtd. Bonds		6.45	2/3/24	200,000		212,650
Brazilian Government,
Treasury Bills	BRL	0.00	4/1/15	150,000	[c]	57,844
Brazilian Government,
Sr. Notes, Ser. F	BRL	10.00	1/1/17	1,340,000		535,857
Brazilian Government,
Notes, Ser. F	BRL	10.00	1/1/23	2,300,000		862,784
BRF,
Sr. Unscd. Notes		4.75	5/22/24	220,000	[b]	220,825
Minerva Luxembourg,
Gtd. Notes		7.75	1/31/23	400,000		419,000
Oi,
Sr. Unscd. Notes		5.75	2/10/22	285,000		272,175
QGOG Constellation,
Gtd. Notes		6.25	11/9/19	200,000	[b]	197,500
						3,019,260
Chile—1.1%
Colbun,
Sr. Unscd. Notes		4.50	7/10/24	200,000	[b]	202,315
Corpbanca,
Sr. Unscd. Bonds,		3.88	9/22/19	200,000	[b]	202,034
Empresa Nacional del Petroleo,
Sr. Unscd. Notes		4.38	10/30/24	200,000	[b]	198,801
ENTEL Chile,
Sr. Unscd. Notes		4.75	8/1/26	215,000	[b]	218,683
Tanner Servicios Financieros,
Sr. Unscd. Notes		4.38	3/13/18	135,000		137,341
						959,174

The Fund 9

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
China—.8%
China Cinda Finance,
Gtd. Notes		5.63	5/14/24	235,000	[b]	246,817
Country Garden Holdings,
Gtd. Bonds		7.25	4/4/21	200,000		198,000
Kaisa Group Holdings,
Gtd. Notes		8.88	3/19/18	200,000		203,000
						647,817
Colombia—2.9%
Banco Davivienda,
Sub. Notes		5.88	7/9/22	255,000		260,100
Colombian Government,
Bonds, Ser. B	COP	10.00	7/24/24	1,005,000,000		606,746
Emgesa,
Sr. Unscd. Notes	COP	8.75	1/25/21	237,000,000		124,415
Empresas Publicas
de Medellin,
Sr. Unscd. Notes	COP	7.63	9/10/24	230,000,000	[b]	112,211
Empresas Publicas
de Medellin,
Sr. Unscd. Notes	COP	8.38	2/1/21	1,314,000,000		684,940
Findeter,
Sr. Unscd. Notes	COP	7.88	8/12/24	450,000,000	[b]	223,721
Pacific Rubiales Energy,
Gtd. Notes		5.63	1/19/25	470,000	[b]	448,121
						2,460,254
Curacao—.2%
SUAM Finance,
Gtd. Notes		4.88	4/17/24	190,000	[b]	195,225
Hungary—.6%
Hungarian Development Bank,
Govt. Gtd. Notes		6.25	10/21/20	280,000	[b]	310,100
Hungarian Export-Import Bank,
Govt. Gtd. Bonds		4.00	1/30/20	200,000	[b]	199,500
Hungarian Government,
Bonds, Ser. 23/A	HUF	6.00	11/24/23	4,200,000		19,881
						529,481
India—.9%
Bharti Airtel International,
Gtd. Bonds		5.35	5/20/24	405,000		437,270

10

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
India (continued)
Rolta Americas,
Gtd. Bonds		8.88	7/24/19	305,000	[b]	306,525
						743,795
Indonesia—1.9%
Indo Energy Finance,
Sr. Scd. Notes		7.00	5/7/18	220,000		211,297
Indonesian Government,
Sr. Unscd. Bonds,
Ser. FR64	IDR	6.13	5/15/28	4,020,000,000		270,777
Indonesian Government,
Sr. Unscd. Bonds,
Ser. FR68	IDR	8.38	3/15/34	5,090,000,000		420,223
Indonesian Government,
Sr. Unscd. Bonds,
Ser. FR27	IDR	9.50	6/15/15	2,455,000,000		206,516
Pertamina Persero,
Sr. Unscd. Notes		4.30	5/20/23	200,000	[b]	195,500
Pertamina Persero,
Sr. Unscd. Notes		4.30	5/20/23	320,000		312,800
						1,617,113
Ivory Coast—.2%
Ivory Coast Government,
Sr. Unscd. Notes		5.38	7/23/24	200,000		193,540
Jamaica—.2%
Digicel Group,
Sr. Unscd. Notes		7.13	4/1/22	200,000		201,500
Kazakhstan—.7%
KazAgro National
Management Holding,
Sr. Unscd. Notes		4.63	5/24/23	200,000		193,500
Kazakhstan Government,
Sr. Unscd. Notes		4.88	10/14/44	200,000	[b]	193,500
Kazakhstan Temir Zholy Finance,
Gtd. Notes		6.95	7/10/42	200,000	[b]	223,500
						610,500
Kenya—.3%
Kenyan Government,
Notes		6.88	6/24/24	200,000		213,750

The Fund 11

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Malta—.2%
MCE Finance,
Gtd. Notes		5.00	2/15/21	200,000		198,000
Mexico—4.5%
ALFA,
Sr. Unscd. Notes		6.88	3/25/44	200,000		225,500
American Movil,
Gtd. Notes	MXN	8.46	12/18/36	1,900,000		139,542
CEMEX Espana,
Sr. Scd. Notes,		9.88	4/30/19	300,000	[d]	336,060
Comision Federal de Electricidad,
Sr. Unscd. Notes		5.75	2/14/42	400,000		425,000
Metalsa,
Gtd. Notes		4.90	4/24/23	150,000	[b]	144,750
Mexican Government,
Bonds, Ser. M 20	MXN	10.00	12/5/24	6,600,000		641,915
Mexican Government,
Bonds, Ser. M 30	MXN	10.00	11/20/36	2,364,000		241,255
Mexican Government,
Bonds, Ser. S	MXN	4.00	11/15/40	305,000		129,606
Mexichem,
Gtd. Notes		5.88	9/17/44	200,000	[b]	202,000
Petroleos Mexicanos,
Gtd. Notes	MXN	7.19	9/12/24	2,075,000		156,524
Petroleos Mexicanos,
Gtd. Notes	MXN	7.19	9/12/24	6,410,000	[b]	483,526
Red Carreteras de Occidente,
Sr. Scd. Notes,	MXN	9.00	6/10/28	3,140,000	[b]	224,800
Southern Copper,
Sr. Unscd. Notes		7.50	7/27/35	165,000		196,924
Tenedora Nemak,
Sr. Unscd. Notes		5.50	2/28/23	200,000		208,940
						3,756,342
Morocco—.2%
OCP,
Sr. Unscd. Notes		5.63	4/25/24	200,000		210,290

12

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Nigeria—.3%
Afren,
Sr. Scd. Notes,		6.63	12/9/20	250,000	[b]	236,925
Panama—.3%
Panamanian Government,
Sr. Unscd. Bonds,
Ser. A		5.63	7/25/22	200,000		222,196
Peru—.7%
BBVA Banco Continental,
Sub. Notes		5.25	9/22/29	160,000	[b,d]	162,240
Cementos Pacasmayo,
Gtd. Notes		4.50	2/8/23	200,000		191,500
Minsur,
Sr. Unscd. Notes		6.25	2/7/24	150,000	[b]	166,125
Peruvian Government,
Bonds	PEN	6.85	2/12/42	220,000		78,045
Peruvian Government,
Unscd. Bonds	PEN	6.90	8/12/37	65,000		23,462
						621,372
Philippines—.3%
Petron,
Sub. Bonds		7.50	2/6/49	200,000	[d]	213,000
Poland—.7%
Polish Government,
Bonds, Ser. 0417	PLN	4.75	4/25/17	665,000		211,520
Polish Government,
Bonds, Ser. 1019	PLN	5.50	10/25/19	500,000		172,822
Polish Government,
Bonds, Ser. 0922	PLN	5.75	9/23/22	665,000		245,375
						629,717
Russia—2.1%
AHML Finance,
Unscd. Notes	RUB	7.75	2/13/18	5,000,000		104,487
RusHydro,
Sr. Unscd. Notes	RUB	7.88	10/28/15	14,400,000		322,493

The Fund 13

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Russia (continued)
Russian Agricultural Bank,
Sr. Unscd. Notes		5.30	12/27/17	400,000		391,000
Russian Agricultural Bank,
Sr. Unscd. Notes		5.10	7/25/18	290,000	[b]	280,590
Russian Agricultural Bank,
Sr. Unscd. Notes		7.75	5/29/18	335,000		350,413
Russian Agricultural Bank,
Sr. Unscd. Notes	RUB	7.88	2/7/18	6,900,000		138,506
Vnesheconombank
Via VEB Finance,
Sr. Unscd. Notes		6.03	7/5/22	200,000		195,250
						1,782,739
South Africa—2.0%
South African Government,
Bonds, Ser. R213	ZAR	7.00	2/28/31	4,788,000		382,712
South African Government,
Bonds, Ser. 2023	ZAR	7.75	2/28/23	695,000		63,315
South African Government,
Bonds, Ser. R186	ZAR	10.50	12/21/26	7,230,000		787,761
Transnet,
Sr. Unscd. Notes		4.00	7/26/22	225,000		217,733
Transnet,
Sr. Unscd. Notes	ZAR	9.50	5/13/21	2,200,000	[b]	201,726
						1,653,247
Sri Lanka—.6%
Bank of Ceylon,
Sr. Unscd. Bonds,		5.33	4/16/18	265,000		271,625
Sri Lankan Government,
Sr. Unscd. Bonds,		5.13	4/11/19	200,000	[b]	206,760
						478,385
Thailand—.6%
Thai Government,
Sr. Unscd. Bonds, Ser. ILB	THB	1.20	7/14/21	13,500,000	[e]	428,891
Thai Government,
Unscd. Bonds, Ser. ILB	THB	1.25	3/12/28	2,400,000	[e]	67,157
						496,048

14

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Turkey—1.8%
Export Credit Bank of Turkey,
Sr. Unscd. Notes		5.88	4/24/19	470,000		501,514
Turk Telekomunikasyon,
Sr. Unscd. Notes		4.88	6/19/24	220,000	[b]	218,909
Turkish Government,
Bonds, Ser. 5Y	TRY	6.30	2/14/18	920,000		392,603
Turkish Government,
Bonds	TRY	8.80	9/27/23	215,000		98,424
Turkiye Vakiflar Bankasi,
Sr. Unscd. Notes		5.00	10/31/18	270,000	[b]	276,750
						1,488,200
Uruguay—.4%
Uruguayan Government,
Sr. Unscd. Bonds,	UYU	5.00	9/14/18	4,124,000		337,889
Venezuela—1.0%
Petroleos de Venezuela,
Gtd. Notes		5.50	4/12/37	265,000		124,550
Petroleos de Venezuela,
Gtd. Notes		8.50	11/2/17	820,000		623,118
Venezuelan Government,
Sr. Unscd. Bonds,		11.75	10/21/26	110,000		81,180
						828,848
Total Bonds And Notes
(cost $25,492,349)						24,640,857

Common Stocks—64.2%				Shares		Value ($)
Brazil—4.3%
Arteris				80,600		499,298
Cia Brasileira de Distribuicao, ADR				26,410		1,103,938
Gol Linhas Aereas Inteligentes, ADR				103,870		537,008
Grupo BTG Pactual				42,500		537,703
Multiplus				42,800		600,226
Petroleo Brasileiro				59,400		351,189
						3,629,362

TheFund 15

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Chile—.9%
Banco Santander Chile, ADR	35,710		756,695
China—14.5%
Alibaba Group Holding, ADR	14,334		1,413,332
ANTA Sports Products	325,000		639,417
China Cinda Asset Management, Cl. H	813,000		384,877
China Construction Bank, Cl. H	1,583,000		1,178,753
CNOOC	827,000		1,294,613
CSR, Cl. H	725,000	[f]	753,583
Lenovo Group	406,000		609,974
New China Life Insurance, Cl. H	105,900		395,721
Shanghai Pharmaceuticals Holding, Cl. H	350,100		876,292
Shenzen Expressway, Cl. H	1,108,000		708,905
Sihuan Pharmaceutical Holdings Group	1,124,000		896,523
Tencent Holdings	131,300		2,090,440
WuXi PharmaTech, ADR	26,169	[g]	986,571
			12,229,001
Colombia—1.6%
Bancolombia, ADR	14,330		810,648
Grupo Aval Acciones y Valores	40,740		549,175
			1,359,823
Greece—.7%
OPAP	52,960		643,165
Hong Kong—3.8%
China Singyes Solar Technologies Holdings	169,000		328,317
Haier Electronics Group	419,000		1,131,374
Sino Biopharmaceutical	776,000		780,102
SJM Holdings	457,000		963,973
			3,203,766
India—6.4%
ICICI Bank, ADR	22,910		1,291,208
Reliance Industries, GDR	52,600	[b]	1,706,423

16

Common Stocks (continued)	Shares	Value ($)
India (continued)
Sesa Sterlite, ADR	51,194	862,107
Tata Motors, ADR	33,780	1,591,038
		5,450,776
Indonesia—2.5%
ACE Hardware Indonesia	8,642,000	582,800
Bank Negara Indonesia	2,344,500	1,155,325
Indocement Tunggal Prakarsa	169,900	342,187
		2,080,312
Malaysia—.6%
CIMB Group Holdings	246,400	487,298
Mexico—3.0%
Arca Continental	160,800	1,035,282
Controladora Vuela Compania de Aviacion, ADR	76,190	628,567
Grupo Financiero Banorte, Ser. O	132,900	851,705
		2,515,554
Peru—1.7%
Credicorp	9,040	1,455,440
Philippines—3.2%
Metropolitan Bank & Trust	1,055,937	1,940,693
Universal Robina	177,090	735,711
		2,676,404
Russia—.7%
Sberbank of Russia, ADR	79,922	600,214
South Africa—1.9%
MTN Group	71,130	1,574,550
South Korea—8.3%
DGB Financial Group	42,470	606,374
Hana Financial Group	30,660	1,058,955
LG Electronics	14,149	865,200
NAVER	1,254	881,091
Samsung Fire & Marine Insurance	4,803	1,294,318

The Fund 17

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
South Korea (continued)
Shinhan Financial Group	14,300		673,399
SK Telecom	6,433		1,613,477
			6,992,814
Taiwan—4.6%
Advanced Semiconductor Engineering	353,158		424,443
Delta Electronics	26,000		159,225
E.Sun Financial Holding	1,146,393		726,182
Fubon Financial Holding	760,200		1,288,000
Taiwan Semiconductor Manufacturing, ADR	57,740		1,271,435
			3,869,285
Thailand—4.5%
Advanced Info Service	147,800		1,092,238
Jasmine International	5,668,700		1,296,448
Kasikornbank	87,400		640,818
Thai Beverage	1,330,000		790,164
			3,819,668
United Arab Emirates—.4%
Emaar Malls Group	409,440		357,828
United Kingdom—.6%
Atlas Mara	46,170		483,695
Total Common Stocks
(cost $50,425,601)			54,185,650

Preferred Stocks—2.4%
Brazil
Banco do Estado do Rio Grande do Sul, Cl. B	79,500		474,837
Itau Unibanco Holding	106,900		1,585,445
Total Preferred Stocks
(cost $1,916,958)			2,060,282
	Principal
Short-Term Investments—.0%	Amount ($)		Value ($)
U.S. Treasury Bills;
0.04%, 11/13/14
(cost $40,000)	40,000	[h]	40,000

18

Other Investment—1.4%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $1,148,027)	1,148,027 [i]	1,148,027
Total Investments (cost $79,022,935)	97.2%	82,074,816
Cash and Receivables (Net)	2.8%	2,331,036
Net Assets	100.0%	84,405,852

ADR—American Depository Receipts
GDR—Global Depository Receipts

a Principal amount stated in U.S. Dollars unless otherwise noted.
BRL—Brazilian Real
COP—Colombian Peso
HUF—Hungarian Forint
IDR—lndonesian Rupiah
MXN—Mexican New Peso
PEN—Peruvian New Sol
PLN— Polish Zloty
RUB—Russian Ruble
THB—Thai Baht
TRY—Turkish Lira
UYU—Uruguayan Peso
ZAR—South African Rand
b Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At October 31, 2014, these securities were valued at $8,647,027 or 10.2% of net assets.
c Security issued with a zero coupon. Income is recognized through the accretion of discount.
d Variable rate security—interest rate subject to periodic change.
e Principal amount for accrual purposes is periodically adjusted based on changes in the Thai Consumer Price Index.
f The valuation of this security has been determined in good faith by management under the direction of the Board of
Directors.At October 31, 2014, the value of this security amounted to $753,583 or .9% of the net assets.
g Non-income producing security.
h Held by or on behalf of a counterparty for open financial futures contracts.
i Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Financial	25.6	Energy	4.4
Foreign/Governmental	18.9	Consumer Staples	4.3
Corporate Bonds	10.3	Health Care	4.2
Consumer Discretionary	7.2	Short-Term/
Telecommunication Services	6.6	Money Market Investments	1.4
Information Technology	7.9	Materials	1.0
Industrial	5.4		97.2

† Based on net assets.
See notes to financial statements.

The Fund 19

STATEMENT OF FINANCIAL FUTURES
October 31, 2014

		Market Value		Unrealized
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 10/31/2014	($)
Financial Futures Short
U.S. Treasury 10 Year Notes	10	(1,263,594)	December 2014	(7,196)

See notes to financial statements.

STATEMENT OF OPTIONS WRITTEN
October 31, 2014

	Face Amount
	Covered by
	Contracts ($)	Value ($)
Call Options:
Brazilian Real,
November 2014 @ BRL 2.4
(premiums received $4,064)	260,000	(1,284)

BRL—Brazilian Real
See notes to financial statements.

20

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2014

			Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers			77,874,908	80,926,789
Affiliated issuers			1,148,027	1,148,027
Cash denominated in foreign currencies			194,815	188,465
Receivable for investment securities sold				1,882,656
Dividends and interest receivable				428,119
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4				42,233
Receivable from broker for swap transactions—Note 4				4,988
Receivable for futures variation margin—Note 4				2,656
Unrealized appreciation on swap agreements—Note 4				275
Prepaid expenses				14,236
				84,638,444
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)				126,262
Cash overdraft due to Custodian				3
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4				34,572
Payable for investment securities purchased				12,129
Swap premium received—Note 4				5,489
Outstanding options written, at value (premiums
received $4,064)—See Statement of Options Written—Note 4				1,284
Accrued expenses				52,853
				232,592
Net Assets ($)				84,405,852
Composition of Net Assets ($):
Paid-in capital				85,863,231
Accumulated undistributed investment income—net				1,073,092
Accumulated net realized gain (loss) on investments				(5,570,527)
Accumulated net unrealized appreciation (depreciation) on investments, options transactions, swap transactions and foreign currency transactions
[including ($7,196) net unrealized (depreciation) on financial futures]				3,040,056
Net Assets ($)				84,405,852

Net Asset Value Per Share
	Class A	Class C	Class I	Class Y
Net Assets ($)	1,293,538	822,752	81,636,324	653,238
Shares Outstanding	106,656	68,806	6,714,529	53,729
Net Asset Value Per Share ($)	12.13	11.96	12.16	12.16

See notes to financial statements.

The Fund 21

STATEMENT OF OPERATIONS
Year Ended October 31, 2014

Investment Income ($):
Income:
Interest (net of $16,295 foreign taxes withheld at source)	1,528,007
Cash dividends (net of $164,266 foreign taxes withheld at source):
Unaffiliated issuers	1,317,311
Affiliated issuers	1,404
Total Income	2,846,722
Expenses:
Management fee—Note 3(a)	840,147
Custodian fees—Note 3(c)	113,877
Professional fees	67,722
Registration fees	55,392
Prospectus and shareholders’ reports	11,906
Shareholder servicing costs—Note 3(c)	8,482
Distribution fees—Note 3(b)	5,830
Directors’ fees and expenses—Note 3(d)	4,430
Loan commitment fees—Note 2	826
Miscellaneous	35,320
Total Expenses	1,143,932
Less—reduction in expenses due to undertaking—Note 3(a)	(2,184)
Less—reduction in fees due to earnings credits—Note 3(c)	(4)
Net Expenses	1,141,744
Investment Income—Net	1,704,978
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	183,934
Net realized gain (loss) on options transactions	1,998
Net realized gain (loss) on financial futures	(66,426)
Net realized gain (loss) on swap transactions	(14,407)
Net realized gain (loss) on forward foreign currency exchange contracts	(111,280)
Net Realized Gain (Loss)	(6,181)
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	(883,979)
Net unrealized appreciation (depreciation) on options transactions	1,862
Net unrealized appreciation (depreciation) on financial futures	(7,196)
Net unrealized appreciation (depreciation) on swap transactions	6,315
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	5,862
Net Unrealized Appreciation (Depreciation)	(877,136)
Net Realized and Unrealized Gain (Loss) on Investments	(883,317)
Net Increase in Net Assets Resulting from Operations	821,661

See notes to financial statements.

22

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2014	2013 [a]
Operations ($):
Investment income—net	1,704,978	1,577,813
Net realized gain (loss) on investments	(6,181)	1,052,258
Net unrealized appreciation
(depreciation) on investments	(877,136)	1,848,260
Net Increase (Decrease) in Net Assets
Resulting from Operations	821,661	4,478,331
Dividends to Shareholders from ($):
Investment income—net:
Class A	(18,767)	(1,389)
Class C	(6,140)	—
Class I	(1,355,524)	(249,195)
Class Y	(18)	—
Total Dividends	(1,380,449)	(250,584)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	338,131	875,715
Class C	132,424	98,600
Class I	3,202,826	11,475,633
Class Y	611,298	1,000
Dividends reinvested:
Class A	12,007	609
Class C	2,420	—
Class I	1,191,082	211,927
Cost of shares redeemed:
Class A	(428,084)	(272,731)
Class C	(26,346)	(3,344)
Class I	(5,478,376)	(1,744,054)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(442,618)	10,643,355
Total Increase (Decrease) in Net Assets	(1,001,406)	14,871,102
Net Assets ($):
Beginning of Period	85,407,258	70,536,156
End of Period	84,405,852	85,407,258
Undistributed investment income—net	1,073,092	829,349

The Fund 23

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31,
	2014	2013 [a]
Capital Share Transactions:
Class Ab
Shares sold	28,842	72,006
Shares issued for dividends reinvested	1,034	51
Shares redeemed	(36,159)	(23,192)
Net Increase (Decrease) in Shares Outstanding	(6,283)	48,865
Class Cb
Shares sold	11,257	8,455
Shares issued for dividends reinvested	210	—
Shares redeemed	(2,308)	(266)
Net Increase (Decrease) in Shares Outstanding	9,159	8,189
Class Ic
Shares sold	277,594	929,303
Shares issued for dividends reinvested	102,503	17,558
Shares redeemed	(463,597)	(143,697)
Net Increase (Decrease) in Shares Outstanding	(83,500)	803,164
Class Yc
Shares sold	53,641	87.64

a Effective July 1, 2013, the fund commenced offering ClassY shares.
b During the period ended October 31, 2013, 265 Class C shares representing $3,332 were exchanged for 262
Class A shares.
c During the period ended October 31, 2014, 6,804 Class I shares representing $85,258 were exchanged for 6,799
ClassY shares.

See notes to financial statements.

24

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,
Class A Shares	2014	2013	2012	2011	[a]
Per Share Data ($):
Net asset value, beginning of period	12.22	11.52	11.38	12.50
Investment Operations:
Investment income—net[b]	.21	.21	.21	.18
Net realized and unrealized
gain (loss) on investments	(.13)	.51	.14	(1.30)
Total from Investment Operations	.08	.72	.35	(1.12)
Distributions:
Dividends from investment income—net	(.17)	(.02)	(.21)	—
Net asset value, end of period	12.13	12.22	11.52	11.38
Total Return (%)[c]	.71	6.25	3.18	(8.96)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.71	1.71	1.81	2.60	[e]
Ratio of net expenses to average net assets	1.60	1.61	1.65	1.65	[e]
Ratio of net investment income
to average net assets	1.80	1.78	1.86	2.44	[e]
Portfolio Turnover Rate	97.47	99.13	100.76	52.76	[d]
Net Assets, end of period ($ x 1,000)	1,294	1,380	738	678

a	From March 25, 2011 (commencement of operations) to October 31, 2011.
b	Based on average shares outstanding.
c	Exclusive of sales charge.
[d]	Not annualized.
e	Annualized.

See notes to financial statements.

The Fund 25

FINANCIAL HIGHLIGHTS (continued)

		Year Ended October 31,
Class C Shares	2014	2013	2012	2011	[a]
Per Share Data ($):
Net asset value, beginning of period	12.07	11.44	11.33	12.50
Investment Operations:
Investment income—net[b]	.12	.11	.13	.13
Net realized and unrealized
gain (loss) on investments	(.14)	.52	.13	(1.30)
Total from Investment Operations	(.02)	.63	.26	(1.17)
Distributions:
Dividends from investment income—net	(.09)	—	(.15)	—
Net asset value, end of period	11.96	12.07	11.44	11.33
Total Return (%)[c]	(.03)	5.42	2.38	(9.36)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.44	2.42	2.51	3.38	[e]
Ratio of net expenses to average net assets	2.35	2.36	2.40	2.40	[e]
Ratio of net investment income
to average net assets	1.04	.92	1.15	1.76	[e]
Portfolio Turnover Rate	97.47	99.13	100.76	52.76	[d]
Net Assets, end of period ($ x 1,000)	823	720	589	524

a	From March 25, 2011 (commencement of operations) to October 31, 2011.
b	Based on average shares outstanding.
c	Exclusive of sales charge.
[d]	Not annualized.
e	Annualized.

See notes to financial statements.

26

		Year Ended October 31,
Class I Shares	2014	2013	2012	2011	[a]
Per Share Data ($):
Net asset value, beginning of period	12.25	11.54	11.40	12.50
Investment Operations:
Investment income—net[b]	.24	.24	.25	.19
Net realized and unrealized
gain (loss) on investments	(.13)	.51	.12	(1.29)
Total from Investment Operations	.11	.75	.37	(1.10)
Distributions:
Dividends from investment income—net	(.20)	(.04)	(.23)	—
Net asset value, end of period	12.16	12.25	11.54	11.40
Total Return (%)	.97	6.52	3.38	(8.80)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.35	1.34	1.45	1.88	[d]
Ratio of net expenses to average net assets	1.35	1.34	1.40	1.40	[d]
Ratio of net investment income
to average net assets	2.04	1.97	2.15	2.54	[d]
Portfolio Turnover Rate	97.47	99.13	100.76	52.76	[c]
Net Assets, end of period ($ x 1,000)	81,636	83,306	69,209	52,821

a	From March 25, 2011 (commencement of operations) to October 31, 2011.
b	Based on average shares outstanding.
c	Not annualized.
[d]	Annualized.

See notes to financial statements.

The Fund 27

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class Y Shares	2014	2013	[a]
Per Share Data ($):
Net asset value, beginning of period	12.25	11.41
Investment Operations:
Investment income—net[b]	.28	.06
Net realized and unrealized
gain (loss) on investments	(.16)	.78
Total from Investment Operations	.12	.84
Distributions:
Dividends from investment income—net	(.21)	—
Net asset value, end of period	12.16	12.25
Total Return (%)	.95	7.45	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.35	1.42	[d]
Ratio of net expenses to average net assets	1.33	1.35	[d]
Ratio of net investment income
to average net assets	2.26	1.46	[d]
Portfolio Turnover Rate	97.47	99.13
Net Assets, end of period ($ x 1,000)	653	1

a	From July 1, 2013 (commencement of initial offering) to October 31, 2013.
b	Based on average shares outstanding.
c	Not annualized.
[d]	Annualized.

See notes to financial statements.

28

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Total Emerging Markets Fund (the “fund”) is a separate non-diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eleven series, including the fund. The fund’s investment objective seeks to maximize total return. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I and ClassY shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of October 31, 2014, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 40,000 Class A, 40,000 Class C and 732,512 Class I shares of the fund.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

30

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), financial futures, options and forward

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but

32

before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Investments in swap transactions are valued each business day by the Service. Swaps are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the inputs used as of October 31, 2014 in valuing the fund’s investments:

		Level 2—Other		Level 3—
	Level 1—	Significant		Significant
	Unadjusted	Observable		Unobservable
	Quoted Prices	Inputs		Inputs	Total
Assets ($)
Investments in Securities:
Corporate Bonds†	—	8,715,202		—	8,715,202
Equity Securities—
Foreign
Common Stocks†	13,857,376	40,328,274	††	—	54,185,650
Equity Securities—
Foreign Preferred
Stocks†	—	2,060,282	††	—	2,060,282
Foreign
Government	—	15,925,655		—	15,925,655
Mutual Funds	1,148,027	—		—	1,148,027
U.S. Treasury	—	40,000		—	40,000
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts†††	—	42,233		—	42,233
Swaps†††	—	275		—	275
Liabilities ($)
Other Financial
Instruments:
Financial Futures†††	(7,196)	—		—	(7,196)
Forward Foreign
Currency Exchange
Contracts†††	—	(34,572)		—	(34,572)
Options Written	—	(1,284)		—	(1,284)

†	See Statement of Investments for additional detailed categorizations.
††	Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures. See note above for additional information.
†††	Amount shown represents unrealized appreciation (depreciation) at period end.

At October 31, 2013, no exchange traded foreign equity securities were classified within Level 2 of the fair value hierarchy.

34

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended October 31, 2014 were as follows:

Affiliated
Investment	Value				Value		Net
Company	10/31/2013	($)	Purchases ($)	Sales ($)	10/31/2014	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	3,371,790		36,911,287	39,135,050	1,148,027		1.4

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S.These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2014, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2014, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2014 remains subject to examination by the Internal Revenue Service and state taxing authorities.

36

At October 31, 2014, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,165,038, accumulated capital losses $5,549,150 and unrealized appreciation $2,926,733.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2014.The fund has $4,504,119 of post-enactment short-term capital losses and $1,045,031 of post-enactment long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2014 and October 31, 2013 were as follows: ordinary income $1,380,449 and $250,584, respectively.

During the period ended October 31, 2014, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses, swap periodic payments and passive foreign investment companies, the fund decreased accumulated undistributed investment income-net by $80,786 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $430 million unsecured credit facility led by Citibank, N.A. and a $300 mil-

The Fund 37

NOTES TO FINANCIAL STATEMENTS (continued)

lion unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 8, 2014, the unsecured credit facility with Citibank, N.A. was $265 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2014, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of 1% of the value of the fund’s average daily net assets and is payable monthly.The Manager had contractually agreed, from November 1, 2013 through August 11, 2014, to waive receipt of its fees and/or assume the direct expenses of the Class Y shares, so that the expenses of Class Y shares (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) did not exceed 1.35% of the value of Class Y shares’ average daily net assets. The Manager has also contractually agreed, from November 1, 2013 through March 1, 2016, to waive receipt of its fees and/or assume the direct expenses of Class A, Class C and Class I shares and from August 12, 2014 through March 1, 2016, to waive receipt of its fees and/or assume the direct expenses of Class Y shares, so that the expenses of none of the classes (excluding certain expenses as described above) exceed 1.35%, 1.35%, 1.35% and 1.30%, of the value of the respective class’ average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $2,184 during the period ended October 31, 2014.

During the period ended October 31, 2014, the Distributor retained $4 from commissions earned on sales of the fund’s Class A shares.

38

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended October 31, 2014, Class C shares were charged $5,830 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2014, Class A and Class C shares were charged $3,270 and $1,943, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency and cash management services for the fund.The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2014, the fund was charged $1,493 for transfer agency services and $58 for cash management services.These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $4.

The Fund 39

NOTES TO FINANCIAL STATEMENTS (continued)

The fund compensates The Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund.These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2014, the fund was charged $113,877 pursuant to the custody agreement.

During the period ended October 31, 2014, the fund was charged $8,845 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $70,402, Distribution Plan fees $516, Shareholder Services Plan fees $442, custodian fees $53,998, Chief Compliance Officer fees $740 and transfer agency fees $263, which are offset against an expense reimbursement currently in effect in the amount of $99.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance subject to certain exceptions, including redemptions made through the use of the fund’s exchange privilege. During the period ended October 31, 2014, redemption fees charged and retained by the fund amounted to $8,384.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, financial futures, options transactions, forward contracts and swap transactions, during the period ended October 31, 2014, amounted to $79,423,660 and $80,160,983, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of deriv-

40

ative instrument that was held by the fund during the period ended October 31, 2014 is discussed below.

Master Netting Arrangements: The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Financial Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk as a result of changes in value of underlying financial instruments.The fund invests in financial futures in order to manage its exposure to or protect against changes in the market. A financial futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations.When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations.There is minimal counterparty credit risk to the fund with financial futures since they are exchange traded, and the exchange guarantees the financial futures against default. Financial futures open at October 31, 2014 are set forth in the Statement of Financial Futures.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in foreign currencies or as a sub-

The Fund 41

NOTES TO FINANCIAL STATEMENTS (continued)

stitute for an investment. The fund is subject to market risk and currency risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option.There is a risk of loss from a change in value of such options which may exceed the related premiums received.This risk is mitigated by Master Agreements between the fund and the counterparty.The Statement of

42

Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction.

The following summarizes the fund’s call/put options written during the period ended October 31, 2014:

	Face Amount		Options Terminated
	Covered by	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($) Gain	(Loss) ($)
Contracts outstanding
October 31, 2013	3,800,000	3,367
Contracts written	800,000	12,680
Contracts terminated:
Contracts closed	540,000	8,616	9,985	(1,369)
Contracts expired	3,800,000	3,367	—	3,367
Total contracts terminated	4,340,000	11,983	9,985	1,998
Contracts Outstanding
October 31, 2014	260,000	4,064

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strat-egy.When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit

The Fund 43

NOTES TO FINANCIAL STATEMENTS (continued)

risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk is mitigated by Master Agreements between the fund and the counterparty.The following summarizes open forward contracts at October 31, 2014:

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)
Purchases:
Brazilian Real,
Expiring:
12/2/2014 [a]	895,000	353,657	357,685	4,028
12/2/2014 [b]	490,000	200,000	195,828	(4,172)
Chilean Peso,
Expiring
11/28/2014 [a]	315,320,000	539,115	546,511	7,396
Euro,
Expiring
11/28/2014 [c]	205,000	261,727	256,941	(4,786)
Hungarian Forint,
Expiring
11/28/2014 [d]	46,430,000	190,635	188,700	(1,935)
Indian Rupee,
Expiring:
11/28/2014 [a]	31,710,000	515,296	513,403	(1,893)
11/28/2014 [b]	15,725,000	254,203	254,597	394
11/28/2014 [e]	15,800,000	254,490	255,811	1,321
Indonesian Rupiah,
Expiring
11/28/2014 [f]	1,052,130,000	87,495	86,661	(834)
Malaysian Ringgit,
Expiring
11/28/2014 [a]	4,565,000	1,389,501	1,384,903	(4,598)
Peruvian New Sol,
Expiring
11/28/2014 [g]	870,000	296,675	296,651	(24)
Philippine Peso,
Expiring
11/28/2014 [e]	2,400,000	53,517	53,430	(87)
Polish Zloty,
Expiring
11/28/2014 [b]	2,640,000	792,760	782,562	(10,198)
Russian Ruble,
Expiring
11/28/2014 [f]	10,925,000	256,576	251,961	(4,615)
Taiwan New Dollar,
Expiring
11/28/2014 [a]	7,810,000	257,340	256,832	(508)

44

	Foreign			Unrealized
forward foreign currency	Currency			Appreciation
exchange contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)
purchases (continued):
Turkish Lira,
Expiring
11/28/2014 [g]	130,000	57,698	58,114	416
Sales:		Proceeds ($)
Colombian Peso,
Expiring
11/28/2014 [a]	1,676,970,000	815,250	812,238	3,012
Mexican New Peso,
Expiring
11/28/2014 [b]	3,215,000	238,069	238,332	(263)
Peruvian New Sol,
Expiring:
11/28/2014 [a]	150,000	51,326	51,147	179
11/28/2014 [b]	835,000	288,478	284,717	3,761
Romanian Leu,
Expiring
11/26/2014 [b]	770,000	219,990	218,587	1,403
Singapore Dollar,
Expiring
11/28/2014 [e]	330,000	259,259	256,830	2,429
South African Rand,
Expiring
11/28/2014 [a]	11,400,000	1,038,880	1,028,827	10,053
South Korean Won,
Expiring
11/28/2014 [a]	548,610,000	520,370	512,745	7,625
Taiwan New Dollar,
Expiring
11/28/2014 [b]	7,810,000	256,172	256,831	(659
Thai Baht,
Expiring
11/28/2014 [e]	910,000	28,120	27,904	216
Gross Unrealized
Appreciation				42,233
Gross Unrealized
Depreciation				(34,572)

Counterparties:

a	Citigroup
b	JP Morgan Chase Bank
c	Goldman Sachs International
d	Morgan Stanley Capital Services
e	Barclays Bank
f	Credit Suisse
g	Deutsche Bank

The Fund 45

NOTES TO FINANCIAL STATEMENTS (continued)

Swap Transactions: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for the interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap transactions in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap transactions.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is included within realized gain (loss) on swap transactions in the Statement of Operations. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk. At October 31, 2014, there were no interest rate swap agreements outstanding.

46

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced obligation) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument. The maximum pay-outs for these agreements are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk is mitigated by Master Agreements between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty.

The maximum potential amount of future payments (undiscounted) that a fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement which may exceed the amount of unrealized appreciation or depreciation reflected in the Statement of Assets and Liabilities. Notional amounts of all credit default swap agreements are disclosed in the following chart, which summarizes open credit default swaps on sovereign issues entered into by the fund. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered

The Fund 47

NOTES TO FINANCIAL STATEMENTS (continued)

into by the fund for the same referenced entity or entities.The following summarizes open credit default swaps entered into by the fund at October 31, 2014:

OTC—Credit Default Swaps

(Pay)
		Receive	Implied		Upfront
Reference	Notional	Fixed	Credit		Market Premiums	Unrealized
Obligation ($)	Amount ($)[2]	Rate (%)	Spread (%)[3]	Value ($)	Received ($)	Appreciation ($)
Sales Contracts:[1]
Russian
Federation, 7.5%,
3/31/2030,
12/20/2015 †	500,000 [a]	1.00	2.0172	(5,214)	(5,489)	275

†	Expiration Date
Counterparty:
a	JP Morgan Chase Bank
1	If the fund is a seller of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the reference obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.
2	The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.
3	Implied credit spreads, represented in absolute terms, utilized in determining the market value as of the period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative.The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement.Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.A credit spread identified as “Defaulted”
indicates a credit event has occurred for the referenced entity. Credit spreads are unaudited.

GAAP requires disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative,

48

and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. All required disclosures have been made and are incorporated within the current period as part of the Notes to the Statement of Investments and disclosures within this Note.

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of October 31, 2014 is shown below:

	Derivative		Derivative
	Assets ($)		Liabilities ($)
Foreign exchange risk[1]	42,233	Foreign exchange risk[2,3]	(35,856)
Credit risk [4]	275	Interest rate risk[5]	(7,196)
Gross fair value of
derivatives contracts	42,508		(43,052)

Statement of Assets and Liabilities location:

1	Unrealized appreciation on forward foreign currency exchange contracts.
2	Unrealized depreciation on forward foreign currency exchange contracts.
3	Outstanding options written, at value.
4	Unrealized appreciation on swap agrements.
5	Includes cumulative (depreciation) on financial futures as reported in the Statement of Financial
Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.

The effect of derivative instruments in the Statement of Operations during the period ended October 31, 2014 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)

	Financial	Options	Forward	Swap
Underlying risk	Futures[6]	Transactions[7]	Contracts[8]	Transactions[9]	Total
Interest rate	(66,426)	—	—	(9,512)	(75,938)
Foreign
exchange	—	1,998	(111,280)	—	(109,282)
Credit	—	—	—	(4,895)	(4,895)
Total	(66,426)	1,998	(111,280)	(14,407)	(190,115)

The Fund 49

NOTES TO FINANCIAL STATEMENTS (continued)

Change in unrealized appreciation (depreciation) on derivatives recognized in income ($)

	Financial	Options	Forward	Swap
Underlying risk	Futures[10] Transactions[11]		Contracts[12]	Transactions[13]	Total
Interest rate	(7,196)	—	—	6,040	(1,156)
Foreign exchange	—	1,862	5,862	—	7,724
Credit	—	—	—	275	275
Total	(7,196)	1,862	5,862	6,315	6,843

Statement of Operations location:

6	Net realized gain (loss) on financial futures.
7	Net realized gain (loss) on options transactions.
8	Net realized gain (loss) on forward foreign currency exchange contracts.
9	Net realized gain (loss) on swap transactions.
[10] Net unrealized appreciation (depreciation) on financial futures.
[11] Net unrealized appreciation (depreciation) on options transactions.
[12] Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[13] Net unrealized appreciation (depreciation) on swap transactions.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities.These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At October 31, 2014, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Financial futures	—	(7,196)
Options	—	(1,284)
Forward contracts	42,233	(34,572)
Swaps	275	—
Total gross amount of derivative assets
and liabilities in the Statement of
Assets and Liabilities	42,508	(43,052)
Derivatives not subject to Master Agreements	—	12,645
Total gross amount of assets and
liabilities subject to Master Agreements	42,508	(30,407)

50

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of October 31, 2014:†

		Financial
		Instruments
		and
		Derivatives
	Gross Amount of	Available	Collateral	Net Amount of
Counterparties	Assets ($)[1]	for Offset ($)	Received ($)	Assets ($)
Barclays Bank	3,966	(87)	—	3,879
Citigroup	32,293	(6,999)	—	25,294
Deutsche Bank	416	(24)	—	392
JP Morgan Chase Bank	5,833	(5,833)	—	—
Total	42,508	(12,943)	—	29,565

		Financial
		Instruments
		and
		Derivatives
	Gross Amount of	Available	Collateral	Net Amount of
Counterparties	Liabilities ($)[1]	for Offset ($)	Pledged ($)	Liabilities ($)
Barclays Bank	(87)	87	—	—
Citigroup	(6,999)	6,999	—	—
Deutsche Bank	(24)	24	—	—
Goldman Sachs
International	(4,786)	—	—	(4,786)
JP Morgan Chase Bank	(16,576)	5,833	—	(10,743)
Morgan Stanley
Capital Services	(1,935)	—	—	(1,935)
Total	(30,407)	12,943	—	(17,464)

1	Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
†	See Statement of Investments for detailed information regarding collateral held for open financial futures contracts.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2014:

Average Market Value ($)
Interest rate financial futures	1,489,136
Foreign currency options contracts	975
Forward contracts	6,978,041

The Fund 51

NOTES TO FINANCIAL STATEMENTS (continued)

The following summarizes the average notional value of swap agreements outstanding during the period ended October 31, 2014:

Average Notional Value ($)
Interest rate swap agreements	335,343
Credit default swap agreements	38,462

At October 31, 2014, the cost of investments for federal income tax purposes was $79,146,924; accordingly, accumulated net unrealized appreciation on investments was $2,927,892, consisting of $6,963,019 gross unrealized appreciation and $4,035,127 gross unrealized depreciation.

52

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus Total Emerging Markets Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments, financial futures and options written, of DreyfusTotal Emerging Markets Fund (one of the series comprising Advantage Funds, Inc.) as of October 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Total Emerging Markets Fund at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 29, 2014

The Fund 53

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby reports the following information regarding its fiscal year ended October 31, 2014:

—the total amount of taxes paid to foreign countries was $178,851

—the total amount of income sourced from foreign countries was $2,706,030.

Where required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2014 calendar year with Form 1099-DIV which will be mailed in early 2015. For the fiscal year ended October 31, 2014, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $1,380,449 represents the maximum amount that may be considered qualified dividend income.

54

BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (71)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee (1995-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and busi-
nesses, Director (2005-2009)
No. of Portfolios for which Board Member Serves: 144
———————
Peggy C. Davis (71)
Board Member (2006)
Principal Occupation During Past 5Years:
• Shad Professor of Law, New York University School of Law (1983-present)
No. of Portfolios for which Board Member Serves: 51
———————
David P. Feldman (74)
Board Member (1996)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee (1985-present)
Other Public Company Board Membership During Past 5Years:
• BBH Mutual Funds Group (5 registered mutual funds), Director (1992-present)
No. of Portfolios for which Board Member Serves: 37
———————
Ehud Houminer (74)
Board Member (1993)
Principal Occupation During Past 5Years:
• Executive-in-Residence at the Columbia Business School, Columbia University (1992-present)
Other Public Company Board Membership During Past 5Years:
• Avnet Inc., an electronics distributor, Director (1993-2012)
No. of Portfolios for which Board Member Serves: 61

The Fund 55

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Lynn Martin (74)
Board Member (2012)
Principal Occupation During Past 5Years:
• President of The Martin Hall Group LLC, a human resources consulting firm (2005-2012)
Other Public Company Board Memberships During Past 5Years:
• AT&T Inc., a telecommunications company, Director (1999-2012)
• Ryder System, Inc., a supply chain and transportation management company, Director (1993-2012)
• The Proctor & Gamble Co., a consumer products company, Director (1994-2009)
• Constellation Energy Group Inc., Director (2003-2009)
No. of Portfolios for which Board Member Serves: 37

———————
Robin A. Melvin (51)
Board Member (2012)
Principal Occupation During Past 5Years:
• Board Member, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (2013-present)
• Director, Boisi Family Foundation, a private family foundation that supports youth-serving orga-
nizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)
No. of Portfolios for which Board Member Serves: 113

———————
Dr. Martin Peretz (75)
Board Member (2006)
Principal Occupation During Past 5Years:
• Editor-in-Chief Emeritus of The New Republic Magazine (2010-2011) (previously,
Editor-in-Chief, 1974-2010)
• Director of TheStreet.com, a financial information service on the web (1996-2010)
No. of Portfolios for which Board Member Serves: 37

———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.
James F. Henry, Emeritus Board Member
Dr. Paul A. Marks, Emeritus Board Member
Philip L.Toia, Emeritus Board Member

56

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 69 investment companies (comprised of 144 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since February 1988.

JOHN PAK, Chief Legal Officer since March 2013.

Deputy General Counsel, Investment Management, of BNY Mellon since August 2014; Chief Legal Officer of the Manager since August 2012; from March 2005 to July 2012, Managing Director of Deutsche Bank, Deputy Global Head of Deutsche Asset Management Legal and Regional Head of Deutsche Asset Management Americas Legal. He is an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since August 2012.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. She is 51 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. She is 58 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since February 1991.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 38 years old and has been an employee of the Manager since March 2013.

The Fund 57

OFFICERS OF THE FUND (Unaudited) (continued)

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (70 investment companies, comprised of 169 portfolios). He is 57 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

MATTHEW D. CONNOLLY, Anti-Money Laundering Compliance Officer since April 2012.

Anti-Money Laundering Compliance Officer of the Distributor since October 2011; from March 2010 to September 2011, Global Head, KYC Reviews and Director of UBS Investment Bank; until March 2010, AML Compliance Officer and Senior Vice President of Citi Global Wealth Management. He is an officer of 65 investment companies (comprised of 164 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Distributor since October 2011.

58

NOTES

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Dynamic
Total Return Fund

ANNUAL REPORT October 31, 2014

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
12	Statement of Financial Futures
13	Statement of Options Written
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
18	Financial Highlights
22	Notes to Financial Statements
46	Report of Independent Registered Public Accounting Firm
47	Important Tax Information
48	Board Members Information
50	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dynamic
Total Return Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dynamic Total Return Fund, covering the 12-month period from November 1, 2013, through October 31, 2014. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

For the 12-month reporting period overall, international stock markets generally lost a modest degree of value due to renewed concerns regarding geopolitical tensions and persistently sluggish growth in Europe and the emerging markets. Results were especially weak in January 2014 and over the last four months of the reporting period, offsetting gains at other times when investors responded more positively to aggressively accommodative monetary policies throughout much of the world. A strengthening U.S. dollar against most other major currencies also helped dampen returns for U.S. investors.

Some forces appear likely to support international stock prices over the foreseeable future: Low inflation has enabled the European Central Bank to reduce short-term interest rates further, China’s economic slowdown appears increasingly unlikely to devolve into a more severe financial crisis, and India’s stock market has surged after the election of a more business-friendly government.Yet, some countries are faring better economically than others and monetary policies have begun to diverge, affecting currency exchange rates and capital flows. Consequently, selectivity and a long-term perspective seem poised to become more important determinants of investment success. As always, we urge you to talk regularly with your financial advisor to assess the potential impact of these and other developments on your investments.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
November 17, 2014

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2013, through October 31, 2014, as provided by Vassilis Dagioglu, James Stavena,Torrey Zaches, and Joseph Miletich, Portfolio Managers of Mellon Capital Management Corporation, Sub-Investment Adviser

Fund and Market Performance Overview

For the 12-month period ended October 31, 2014, Dynamic Total Return Fund’s Class A shares produced a total return of 8.42%, Class C shares returned 7.61%, Class I shares returned 8.77%, and Class Y shares returned 8.56%.1 In comparison, the Morgan Stanley Capital International World Index (half-hedged) ( the “MSCI World Index”) produced a total return of 10.38%, and the Citigroup World Government Bond Index (half-hedged) returned 2.05% for the same period.2 The Hybrid Index returned 7.05% for the same period.3

Developed equity markets generally advanced despite heightened market volatility late in the reporting period. Meanwhile, bonds responded positively to aggressively accommodative monetary policies from many of the world’s central banks.The fund participated in the equity markets’ rise while mitigating volatility through bonds and hedging tools.

The Fund’s Investment Approach

The fund seeks total return through investments in instruments that provide investment exposure to global equity, bond, currency, and commodities markets, and in fixed-income securities. The fund targets a consistent volatility exposure across various economic regimes.The overall asset allocation of the fund is determined through a combination of bottom-up fundamental based valuation and a top-down macro-economic assessment.Among equity markets, the portfolio managers employ a bottom-up valuation approach using proprietary models to derive market level expected returns. For bond markets, the portfolio managers use proprietary models to identify temporary mispricings among the long-term government bond markets. Our quantitative, long/short, relative value investment approach is designed to identify and exploit relative misvaluations across and within major developed capital markets such as the United States, Canada, Japan, Australia, and many Western European countries as well as emerging markets.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Economic and Technical Factors Drove Market Performance

Global equity markets ended the reporting period with respectable gains, primarily due to a rallying U.S. stock market in a recovering domestic economy. In contrast, European stock markets advanced over the first half of the reporting period before giving back their gains when the region’s economic growth faltered amid deflation fears and worries about conflicts in the Middle East and Ukraine. Developed equity markets in Asia generated modest losses, on average, as the Japanese stock market struggled with stalling growth and higher consumption taxes, and Hong Kong and Australian stocks were hampered by slowing economic growth and sluggish demand for commodities in China.

In the global bond market, U.S.Treasury securities gained value when supply-and-demand factors drove yields lower despite the recovering domestic economy and the gradual tapering of the Federal Reserve Board’s quantitative easing program. Bond prices in Europe and Japan were supported by lower interest rates and other stimulative measures from their central banks.

Strong Total Returns as Volatility Resurfaced

Significant exposure to equities helped the fund participate in the MSCI World Index’s gain, as strong corporate profits and central bank liquidity injections generally rewarded risk taking in a rising, “directional” global equity market. A more modest allocation to bonds also fared well and helped dampen total portfolio volatility. The fund hedged most of its foreign currency risk, which supported relative results as the U.S. dollar strengthened. On the other hand, a small allocation to commodities detracted from the fund’s total return.

The fund benefited from its directional positioning in equity markets despite a sudden spike in volatility during the reporting period’s final months, when the hedging tools and the dynamic volatility response function embedded in our quantitative strategy demonstrated their ability to mitigate the impact of market declines.

Earlier in the reporting period, we took advantage of the low-volatility environment to purchase relatively low cost insurance against equity market declines via the options market. When volatility spiked and equities fell, the options helped limit losses and volatility. Finally, as a matter of policy, we hedged almost all foreign currency risk back to the U.S. dollar, which rallied significantly as investors sought safe haven currencies and better economic conditions in the United States.

4

Maintaining a Hedged Focus on Equities

As of the reporting period’s end, we continue to expect moderate global economic growth with low inflation. Therefore, we have maintained the fund’s significant allocation to growth assets, such as equities, and relatively light positions in inflation-sensitive assets such as commodities.

Among equities, we have emphasized high-quality markets, such as the United States, Germany, and Japan. We also have maintained small short positions in peripheral European equity markets. While bond markets generally appear less attractive, we have continued to employ U.S. Treasury securities to balance the fund’s significant allocation to equities. Finally, we have attempted to limit the fund’s exposure to foreign currency risk, except for short positions in the euro and U.K. pound.

November 17, 2014

Equity securities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus. Bond securities are subject generally to interest rate, credit, liquidity, call, sector, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity.These risks generally are greater with emerging market countries than with more economically and politically established foreign countries.

Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Exposure to the commodities markets may subject the fund to greater volatility than investments in traditional securities.The values of commodities and commodity-linked investments are affected by events that might have less impact on the values of stocks and bonds. Investments linked to the prices of commodities are considered speculative. Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of factors.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect an undertaking for the absorption of certain fund expenses by The Dreyfus Corporation through March 1, 2016, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2 SOURCE: FACTSET – Reflects reinvestment of net dividends and, where applicable, capital gain distributions.
The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index of global stock market performance, including the United States, Canada, Europe,Australia, New Zealand, and the Far East.The
Citigroup World Government Bond (CWGB) Index is a market-capitalization weighted index which includes select designated government bond markets of developed countries.
3 The Hybrid Index is an unmanaged hybrid index composed of 60% MSCI Index and 40% CWGB Index.
Investors cannot invest directly in any index.

The Fund 5

FUND PERFORMANCE

†	Source: FactSet
††	The total return figures presented for ClassY shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (inception date for ClassY shares), not reflecting the applicable sales charges for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dynamic Total Return Fund on 5/2/06 (inception date) to a $10,000 investment made on that date in each of the following: the Morgan Stanley Capital International World Index (the “MSCI Index”) (half-hedged); the Citigroup World Government Bond Index 1 + World Index (the “CWGB Index”) (half-hedged); and an unmanaged hybrid index composed of 60% MSCI Index and 40% CWGB Index (the “Hybrid Index”). Returns assume all dividends and capital gain distributions are reinvested.

On September 24, 2013, the Board of Directors (“Board”) approved, effective November 21, 2013, to change the name of the fund from “Global Alpha Fund” to “Dynamic Total Return Fund” and the fund’s investment strategy changed. The fund invests primarily in instruments that provide exposure to global equity, bond and currency markets.The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The MSCI Index (half-hedged) is an unmanaged index of global stock market performance, including the United States, Canada, Australia, New Zealand and the Far East and includes net dividends reinvested.The CWGB Index (half-hedged) is an unmanaged index that tracks the performance of 22 government bond markets. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 10/31/14

	Inception				From
	Date	1	Year	5 Years	Inception
Class A shares
with maximum sales charge (5.75%)	5/2/06	2.15%		7.74%	2.86%
without sales charge	5/2/06	8.42%		9.03%	3.58%
Class C shares
with applicable redemption charge †	5/2/06	6.61%		8.21%	2.81%
without redemption	5/2/06	7.61%		8.21%	2.81%
Class I shares	5/2/06	8.77%		9.41%	3.93%
Class Y shares	7/1/13	8.56%		9.38%††	3.78	%††
Morgan Stanley Capital International
World Index (half-hedged)	4/30/06	10.38%		11.87%	4.83	%†††
Citigroup World Government
Bond Index 1 + World Index
(half-hedged)	4/30/06	2.05%		2.74%	4.61	%†††
Hybrid Index	4/30/06	7.05%		8.36%	5.08	%†††

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

†	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††	The total return performance figures presented for ClassY shares of the fund reflect the performance of the fund’s
Class A shares for the period prior to 7/1/13 (inception date for ClassY shares), not reflecting the applicable sales charges for Class A shares.
†††	For comparative purposes, the value of the Index as of 4/30/06 is used as the beginning value on 5/2/06.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dynamic Total Return Fund from May 1, 2014 to October 31, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2014

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$7.81	$11.70	$6.21	$6.05
Ending value (after expenses)	$1,066.70	$1,062.90	$1,069.10	$1,069.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2014

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$7.63	$11.42	$6.06	$5.90
Ending value (after expenses)	$1,017.64	$1,013.86	$1,019.21	$1,019.36

† Expenses are equal to the fund’s annualized expense ratio of 1.50% for Class A, 2.25% for Class C, 1.19% for
Class I and 1.16% for ClassY, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

October 31, 2014

Common Stocks—3.7%	Shares		Value ($)
Belgium—.0%
Groupe Bruxelles Lambert (STRIP)	31	[a,b]	0
Ireland—.0%
Irish Bank Resolution	3,069	[a,b]	0
United States—3.7%
PowerShares DB Commodity Index Tracking Fund	571,159	[a]	12,748,269
SPDR Barclays High Yield Bond ETF	173,810		7,014,972
			19,763,241
Total Common Stocks
(cost $22,311,723)			19,763,241

	Face Amount
	Covered by
Options Purchased—2.1%	Contracts ($)		Value ($)
Call Options—1.6%
U.S. Treasury 10 Year Note Futures,
November 2014 @ $115	776,000		8,827,000

	Number of
	Contracts		Value ($)
Call Options—.1%
Swiss Market Index,
December 2014 @ CHF 8,580	70		24,419
Swiss Market Index,
December 2014 @ CHF 8,332	60		34,291
Swiss Market Index,
December 2014 @ CHF 8,786	1,250		245,947
			304,657

The Fund 9

STATEMENT OF INVESTMENTS (continued)

	Number of
Options Purchased (continued)	Contracts		Value ($)
Put Options—.4%
S & P 500 Index Futures,
November 2014 @ 1,880	201		138,188
S & P 500 Index Futures,
December 2014 @ 1,835	104		171,600
S & P 500 Index Futures,
January 2015 @ 1,800	105		273,000
S & P 500 Index Futures,
January 2015 @ 1,920	203		1,304,275
Swiss Market Index,
December 2014 @ CHF 8,790	1,560		238,572
			2,125,635
Total Options Purchased
(cost $12,866,674)			11,257,292

	Principal
Short-Term Investments—73.0%	Amount ($)		Value ($)
U.S. Treasury Bills:
0.01%, 12/11/14	11,980,000	[c]	11,979,940
0.01%, 12/18/14	25,000,000		24,999,675
0.01%, 1/8/15	124,680,000		124,678,878
0.01%, 1/22/15	25,000,000		25,000,000
0.02%, 11/6/14	178,000,000		178,000,000
0.02%, 11/20/14	25,000,000		24,999,950
0.02%, 3/12/15	2,895,000	[c]	2,894,638
Total Short-Term Investments
(cost $392,551,826)			392,553,081

10

Other Investment—19.4%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $104,603,982)	104,603,982 [d]	104,603,982
Total Investments (cost $532,334,205)	98.2%	528,177,596
Cash and Receivables (Net)	1.8%	9,651,888
Net Assets	100.0%	537,829,484

CHF— Swiss Franc
ETF—Exchange-Traded Fund
STRIP—Separate Trading of Registered Interest and Principal of Securities

a Non-income producing security.
b The valuation of these securities has been determined in good faith by management under the direction of the Board of
Directors.At October 31, 2014, the value of these securities amounted to less than $1 or less than .01% of net assets.
c Held by or on behalf of a counterparty for open financial futures contracts.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Short-Term/		Options Purchased	2.1
Money Market Investments	92.4
Exchange-Traded Funds	3.7		98.2

† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF FINANCIAL FUTURES

October 31, 2014

				Unrealized
		Market Value		Appreciation
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 10/31/2014 ($)
Financial Futures Long
Amsterdam Exchange Index	174	17,882,104	November 2014	930,435
ASX SPI 200	90	10,925,675	December 2014	120,672
Australian 10 Year Bond	115	12,426,454	December 2014	298,522
CAC 40 10 EURO	477	25,287,892	November 2014	1,314,787
Canadian 10 Year Bond	59	7,173,391	December 2014	36,037
DAX	142	41,412,737	December 2014	(1,010,230)
Euro-Bond	117	22,126,179	December 2014	289,577
FTSE 100	273	28,410,569	December 2014	(988,127)
FTSE/MIB Index	44	5,434,454	December 2014	(149,689)
Hang Seng	157	24,235,837	November 2014	791,568
IBEX 35 Index	36	4,705,322	November 2014	176,686
Japanese 10 Year Mini Bond	4	522,270	December 2014	968
Long Gilt	190	34,983,683	December 2014	800,105
Mini MSCI Emerging
Markets Index	510	25,846,800	December 2014	(1,263,379)
S&P/ Toronto Stock
Exchange 60 Index	100	15,044,585	December 2014	(690,857)
Standard & Poor’s 500	70	35,199,500	December 2014	2,221,407
Standard & Poor’s 500 E-mini	1,992	200,335,440	December 2014	2,531,875
Topix	568	67,608,814	December 2014	2,933,420
U.S. Treasury 10 Year Notes	855	108,037,266	December 2014	1,271,093
Financial Futures Short
ASX SPI 200	72	(8,740,540)	December 2014	(377,884)
Euro-Bond	333	(56,544,681)	December 2014	(826,804)
FTSE 100	323	(33,613,970)	December 2014	322,288
IBEX 35 Index	61	(7,972,907)	November 2014	(338,911)
Japanese 10 Year Bond	53	(69,139,461)	December 2014	(346,944)
S&P/ Toronto Stock
Exchange 60 Index	31	(4,663,821)	December 2014	249,330
Standard & Poor’s 500 E-mini	444	(44,653,346)	December 2014	(701,149)
U.S. Treasury 10 Year Notes	57	(7,202,219)	December 2014	(15,232)
Gross Unrealized Appreciation				14,288,770
Gross Unrealized Depreciation				(6,709,206)

See notes to financial statements.

12

STATEMENT OF OPTIONS WRITTEN

October 31, 2014

	Number of
	Contracts	Value ($)
Call Options:
Swiss Market Index,
December 2014 @ CHF 8,790	1,560	(305,964)
Put Options:
Swiss Market Index,
December 2014 @ CHF 8,786	1,250	(182,847)
Swiss Market Index,
December 2014 @ CHF 8,580	70	(6,172)
Swiss Market Index,
December 2014 @ CHF 8,332	60	(2,937)
(premiums received $562,383)		(497,920)

CHF–Swiss Franc
See notes to financial statements.

The Fund 13

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2014

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	427,730,223	423,573,614
Affiliated issuers	104,603,982	104,603,982
Cash		2,553,775
Cash denominated in foreign currencies	569	552
Receivable for futures variation margin—Note 4		6,895,779
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4		5,661,040
Receivable for shares of Common Stock subscribed		2,246,240
Unrealized appreciation on swap agreements—Note 4		284,308
Dividends receivable		18,416
Prepaid expenses		24,322
		545,862,028
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		532,595
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4		6,009,979
Payable for shares of Common Stock redeemed		879,059
Outstanding options written, at value (premiums received
$562,383)—See Statement of Options Written—Note 4		497,920
Accrued expenses		112,991
		8,032,544
Net Assets ($)		537,829,484
Composition of Net Assets ($):
Paid-in capital		552,807,344
Accumulated investment (loss)—net		(4,115,011)
Accumulated net realized gain (loss) on investments		(14,116,830)
Accumulated net unrealized appreciation (depreciation) on investments, options transactions, swap transactions and foreign currency transactions
(including $7,579,564 net unrealized appreciation on financial futures)		3,253,981
Net Assets ($)		537,829,484

Net Asset Value Per Share
	Class A	Class C	Class I	Class Y
Net Assets ($)	54,798,238	23,671,776	71,730,574	387,628,896
Shares Outstanding	3,567,401	1,610,220	4,593,936	24,869,462
Net Asset Value Per Share ($)	15.36	14.70	15.61	15.59

See notes to financial statements.

14

STATEMENT OF OPERATIONS

Year Ended October 31, 2014

Investment Income ($):
Income:
Cash dividends (net of $9,534 foreign taxes withheld at source):
Unaffiliated issuers	686,939
Affiliated issuers	55,129
Total Income	742,068
Expenses:
Management fee—Note 3(a)	4,415,205
Shareholder servicing costs—Note 3(c)	219,740
Distribution fees—Note 3(b)	108,239
Registration fees	94,898
Professional fees	89,930
Custodian fees—Note 3(c)	52,616
Prospectus and shareholders’ reports	30,865
Directors’ fees and expenses—Note 3(d)	30,289
Loan commitment fees—Note 2	3,919
Miscellaneous	40,842
Total Expenses	5,086,543
Less—reduction in expenses due to undertaking—Note 3(a)	(21,819)
Less—reduction in fees due to earnings credits—Note 3(c)	(16)
Net Expenses	5,064,708
Investment (Loss)—Net	(4,322,640)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	23,492,010
Net realized gain (loss) on options transactions	4,904,629
Net realized gain (loss) on financial futures	35,064,892
Net realized gain (loss) on swap transactions	(1,184,540)
Net realized gain (loss) on forward foreign currency exchange contracts	2,158,911
Net Realized Gain (Loss)	64,435,902
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	(28,027,838)
Net unrealized appreciation
(depreciation) on options transactions	(4,171,241)
Net unrealized appreciation
(depreciation) on financial futures	6,993,892
Net unrealized appreciation (depreciation) on swap transactions	48,305
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	1,110,525
Net Unrealized Appreciation (Depreciation)	(24,046,357)
Net Realized and Unrealized Gain (Loss) on Investments	40,389,545
Net Increase in Net Assets Resulting from Operations	36,066,905

See notes to financial statements.

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2014	2013 [a]
Operations ($):
Investment income (loss)—net	(4,322,640)	299,810
Net realized gain (loss) on investments	64,435,902	(2,297,859)
Net unrealized appreciation
(depreciation) on investments	(24,046,357)	28,691,276
Net increase from payment by affiliate	—	796,336
Net Increase (Decrease) in Net Assets
Resulting from Operations	36,066,905	27,489,563
Dividends to Shareholders from ($):
Investment income—net:
Class A	(33,270)	—
Class I	(628,541)	(75,681)
Class Y	(2)	—
Total Dividends	(661,813)	(75,681)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	40,057,426	11,611,709
Class C	15,587,424	2,117,377
Class I	137,367,144	129,294,538
Class Y	384,980,303	1,000
Dividends reinvested:
Class A	32,504	—
Class I	237,305	22,217
Cost of shares redeemed:
Class A	(12,168,271)	(5,201,631)
Class C	(2,474,623)	(1,383,517)
Class I	(339,962,820)	(22,917,795)
Class Y	(8,075,499)	—
Increase (Decrease) in Net Assets
from Capital Stock Transactions	215,580,893	113,543,898
Total Increase (Decrease) in Net Assets	250,985,985	140,957,780
Net Assets ($):
Beginning of Period	286,843,499	145,885,719
End of Period	537,829,484	286,843,499
Undistributed (accumulated)
investment income (loss)—net	(4,115,011)	202,835

16

	Year Ended October 31,
	2014	2013 [a]
Capital Share Transactions:
Class A
Shares sold	2,732,324	852,341
Shares issued for dividends reinvested	2,272	—
Shares redeemed	(821,361)	(392,415)
Net Increase (Decrease) in Shares Outstanding	1,913,235	459,926
Class C
Shares sold	1,095,711	160,804
Shares issued for dividends reinvested	—	—
Shares redeemed	(174,197)	(107,801)
Net Increase (Decrease) in Shares Outstanding	921,514	53,003
Class Ib
Shares sold	9,286,176	9,598,471
Shares issued for dividends reinvested	16,332	1,728
Shares redeemed	(22,351,907)	(1,702,680)
Net Increase (Decrease) in Shares Outstanding	(13,049,399)	7,897,519
Class Yb
Shares sold	25,396,758	74.35
Shares redeemed	(527,370)	—
Net Increase (Decrease) in Shares Outstanding	24,869,388	74.35

a Effective July 1, 2013, the fund commenced offering ClassY shares.
b During the period ended October 31, 2014, 19,474,202 Class I shares representing $297,371,067 were exchanged for 19,512,537 Class Y shares.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,
Class A Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	14.18	12.49	11.74	11.39	9.98
Investment Operations:
Investment (loss)—net[a]	(.19)	(.01)	(.03)	(.04)	(.06)
Net realized and unrealized
gain (loss) on investments	1.38	1.65	.78	.39	1.47
Payment by affiliate	—	.05	—	—	—
Total from Investment Operations	1.19	1.69	.75	.35	1.41
Distributions:
Dividends from investment income—net	(.01)	—	—	—	—
Net asset value, end of period	15.36	14.18	12.49	11.74	11.39
Total Return (%)[b]	8.42	13.53 [c]	6.39	3.07	14.13
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.54	1.65	1.85	1.88	2.06
Ratio of net expenses
to average net assets	1.50	1.50	1.85	1.88	2.06
Ratio of net investment (loss)
to average net assets	(1.30)	(.04)	(.21)	(.38)	(.54)
Portfolio Turnover Rate	124.10	1.74	1.65	4.78	2.91
Net Assets, end of period ($ x 1,000)	54,798	23,462	14,913	18,797	24,096

a Based on average shares outstanding.
b Exclusive of sales charge.
c The total return would have been 13.13% had the reimbursement for a trade error not been made by Mellon Capital.
See Note 4.

See notes to financial statements.

18

		Year Ended October 31,
Class C Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	13.66	12.12	11.48	11.22	9.91
Investment Operations:
Investment (loss)—net[a]	(.29)	(.10)	(.12)	(.13)	(.15)
Net realized and unrealized
gain (loss) on investments	1.33	1.59	.76	.39	1.46
Payment by affiliate	—	.05	—	—	—
Total from Investment Operations	1.04	1.54	.64	.26	1.31
Net asset value, end of period	14.70	13.66	12.12	11.48	11.22
Total Return (%)[b]	7.61	12.71 [c]	5.58	2.32	13.22
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.30	2.44	2.62	2.63	2.81
Ratio of net expenses
to average net assets	2.25	2.25	2.62	2.63	2.81
Ratio of net investment (loss)
to average net assets	(2.08)	(.78)	(.98)	(1.12)	(1.43)
Portfolio Turnover Rate	124.10	1.74	1.65	4.78	2.91
Net Assets, end of period ($ x 1,000)	23,672	9,409	7,704	9,180	12,600

a Based on average shares outstanding.
b Exclusive of sales charge.
c The total return would have been 12.29% had the reimbursement for a trade error not been made by Mellon Capital.
See Note 4.

See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended October 31,
Class I Shares	2014	2013		2012	2011		2010
Per Share Data ($):
Net asset value, beginning of period	14.39	12.65		11.84	11.44		9.99
Investment Operations:
Investment income (loss)—net[a]	(.14)	.03		.02	.00	[b]	(.01)
Net realized and unrealized
gain (loss) on investments	1.39	1.67		.79	.40		1.46
Payment by affiliate	—	.05		—	—		—
Total from Investment Operations	1.25	1.75		.81	.40		1.45
Distributions:
Dividends from investment income—net	(.03)	(.01)		—	—		—
Net asset value, end of period	15.61	14.39		12.65	11.84		11.44
Total Return (%)	8.77	13.82	[c]	6.84	3.50		14.51
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.21	1.29		1.47	1.49		1.64
Ratio of net expenses
to average net assets	1.21	1.25		1.47	1.49		1.64
Ratio of net investment income
(loss) to average net assets	(.94)	.20		.13	.01		(.12)
Portfolio Turnover Rate	124.10	1.74		1.65	4.78		2.91
Net Assets, end of period ($ x 1,000)	71,731	253,971		123,269	49,400		27,544

a Based on average shares outstanding.
b Amount represents less than $.01 per share.
c The total return would have been 13.42% had the reimbursement for a trade error not been made by Mellon Capital.
See Note 4.

See notes to financial statements.

20

	Year Ended October 31,
Class Y Shares	2014	2013	[a]
Per Share Data ($):
Net asset value, beginning of period	14.39	13.45
Investment Operations:
Investment (loss)—net[b]	(.17)	(.01)
Net realized and unrealized
gain (loss) on investments	1.40	.90
Payment by affiliate	—	.05
Total from Investment Operations	1.23	.94
Distributions:
Dividends from investment income—net	(.03)	—
Net asset value, end of period	15.59	14.39
Total Return (%)	8.56	6.99	[c,d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.16	1.31	[e]
Ratio of net expenses to average net assets	1.16	1.25	[e]
Ratio of net investment (loss)
to average net assets	(1.14)	(.18)[e]
Portfolio Turnover Rate	124.10	1.74
Net Assets, end of period ($ x 1,000)	387,629	1

a From July 1, 2013 (commencement of initial offering) to October 31, 2013.
b Based on average shares outstanding.
c Not annualized.
d The total return would have been 6.62% had the reimbursement for a trade error not been made by Mellon Capital.
See Note 4.
e Annualized.

See notes to financial statements.

The Fund 21

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dynamic Total Return Fund (the “fund”) is a separate non-diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eleven series, including the fund.The fund’s investment objective is to seek total return. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of NewYork Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Mellon Capital Management Corporation (“Mellon Capital”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock. The fund currently offers four classes of shares: Class A (200 million shares authorized), Class C (100 million shares authorized), Class I (100 million shares authorized) and Class Y (100 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are

22

charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”).These securities are generally categorized within Level 2 of the fair value hierarchy.

24

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Investments in swap transactions are valued each business day by the Service. Swaps are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2014 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Foreign
Common Stocks†	—	—	0	0
Exchange-Traded
Funds	19,763,241	—	—	19,763,241
Mutual Funds	104,603,982	—	—	104,603,982
U.S. Treasury	—	392,553,081	—	392,553,081
Other Financial
Instruments:
Financial Futures††	14,288,770	—	—	14,288,770
Forward Foreign
Currency Exchange
Contracts††	—	5,661,040	—	5,661,040
Options Purchased	10,714,063	543,229	—	11,257,292
Swaps††	—	284,308	—	284,308
Liabilities ($)
Other Financial
Instruments:
Financial Futures††	(6,709,206)	—	—	(6,709,206)

26

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Liabilities ($) (continued)
Other Financial Instruments
(continued):
Forward Foreign
Currency Exchange
Contracts††	—	(6,009,979)	—	(6,009,979)
Options Written	—	(497,920)	—	(497,920)

†	See Statement of Investments for additional detailed categorizations.
††	Amount shown represents unrealized appreciation (depreciation) at period end.

At October 31, 2014, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Equity Securities—
Foreign Common Stocks ($)
Balance as of 10/31/2013	0
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Purchases	—
Sales	—
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of 10/31/2014	0
The amount of total gains (losses) for the period
included in earnings attributable to the change in
unrealized gains (losses) relating to investments
still held at 10/31/2014	0

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended October 31, 2014 were as follows:

Affiliated
Investment	Value			Value	Net
Company	10/31/2013 ($)	Purchases ($)	Sales ($)	10/31/2014 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	51,751,830	388,804,456	335,952,304	104,603,982	19.4

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S.These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

28

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2014, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2014, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2014 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2014, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $13,436,527 and unrealized appreciation $2,287,181. In addition, the fund deferred for tax purposes late year ordinary losses of $3,828,514 to the first day of the following fiscal year.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2014. If not applied, $13,436,527 of the carryover expires in fiscal year 2017.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2014 and October 31, 2013 were as follows: ordinary income $661,813 and $75,681, respectively.

During the period ended October 31, 2014, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency transactions, real estate investment trusts, passive foreign investment companies, net operating losses, limited partnerships and swap periodic payments, the fund increased accumulated undistributed investment income-net by $666,607, increased accumulated net realized gain (loss) on investments by $248,308 and decreased paid-in capital by $914,915. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $430 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 8, 2014, the unsecured credit facility with Citibank, N.A. was $265 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective

30

Facility at the time of borrowing. During the period ended October 31, 2014, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of 1.10% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from November 1, 2013 through March 1, 2016, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.25% of the value of the fund’s average daily net assets.The reduction in expenses, pursuant to the undertaking, amounted to $21,819 during the period ended October 31, 2014.

Pursuant to a sub-investment advisory agreement between Dreyfus and Mellon Capital, Dreyfus pays Mellon Capital an annual fee of .65% of the value of the fund’s average daily net assets, payable monthly.

During the period ended October 31, 2014, the Distributor retained $42,788 from commissions earned on sales of the fund’s Class A shares and $18,575 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended October 31, 2014, Class C shares were charged $108,239 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2014, Class A and Class C shares were charged $97,070 and $36,080, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2014, the fund was charged $6,775 for transfer agency services and $237 for cash management services.These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $16.

The fund compensates The Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund.These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2014, the fund was charged $52,616 pursuant to the custody agreement.

During the period ended October 31, 2014, the fund was charged $8,015 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $484,007, Distribution Plan fees $13,932, Shareholder Services Plan

32

fees $15,493, custodian fees $15,021, Chief Compliance Officer fees $617 and transfer agency fees $3,525.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, financial futures, options transactions, forward contracts and swap transactions, during the period ended October 31, 2014, amounted to $51,879,617 and $184,416,291, respectively.

During the period ended October 31, 2013, the fund was reimbursed $796,336 by Mellon Capital for a loss resulting from a trade error.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended October 31, 2014 is discussed below.

Master Netting Arrangements: The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Financial Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk and interest rate risk as a result of changes in value of underlying financial instruments.The fund invests in financial futures in order to manage

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

its exposure to or protect against changes in the market. A financial futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations.When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with financial futures since they are exchange traded, and the exchange guarantees the financial futures against default. Financial futures open at October 31, 2014 are set forth in the Statement of Financial Futures.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in interest rates, the value of equities, or as a substitute for an investment. The fund is subject to market risk and interest rate risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates.

34

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option.There is a risk of loss from a change in value of such options which may exceed the related premiums received.This risk is mitigated by Master Agreements between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty.The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction.

The following summarizes the fund’s call/put options written during the period ended October 31, 2014:

			Options Terminated
	Number of	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($)	Losses ($)
Contracts outstanding
October 31, 2013	2,350	699,225
Contracts written	12,450	2,083,999
Contracts terminated:
Contracts closed	11,860	2,220,841	2,509,932	(289,091)
Contracts Outstanding
October 31, 2014	2,940	562,383

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments.The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract.This risk is mitigated by Master Agreements between the fund and the counter-party and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The following summarizes open forward contracts at October 31, 2014:

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)
Purchases:
Australian Dollar,
Expiring:
12/17/2014[a]	2,861,952	2,650,512	2,510,087	(140,425)
12/17/2014[b]	2,995,898	2,781,392	2,627,564	(153,828)
12/17/2014[c]	660,800	609,659	579,557	(30,102)
British Pound,
Expiring:
12/17/2014[c]	4,226,985	6,874,523	6,759,337	(115,186)
12/17/2014[d]	2,731,365	4,461,455	4,367,703	(93,752)
12/17/2014[e]	2,877,000	4,669,529	4,600,587	(68,942)
12/17/2014[f]	1,139,964	1,858,972	1,822,907	(36,065)

36

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)
Purchases (continued):
Canadian Dollar,
Expiring:
12/17/2014[b]	9,334,000	8,336,757	8,271,838	(64,919)
12/17/2014[d]	6,708,797	6,099,163	5,945,370	(153,793)
12/17/2014[f]	608,400	540,418	539,167	(1,251)
12/17/2014[g]	3,272,082	2,984,795	2,899,736	(85,059)
12/17/2014[h]	6,669,889	6,061,579	5,910,889	(150,690)
12/17/2014[i]	5,571,382	5,075,713	4,937,387	(138,326)
Euro,
Expiring:
12/17/2014[b]	4,215,500	5,312,500	5,284,279	(28,221)
12/17/2014[c]	13,599,000	17,307,217	17,046,829	(260,388)
12/17/2014[e]	2,926,500	3,794,251	3,668,472	(125,779)
12/17/2014[g]	344,430	436,646	431,755	(4,891)
12/17/2014[i]	220,275	279,340	276,123	(3,217)
Japanese Yen,
Expiring:
12/17/2014[b]	3,647,292,437	33,656,244	32,488,810	(1,167,434)
12/17/2014[c]	1,809,577,042	16,754,364	16,119,082	(635,282)
12/17/2014[d]	379,559,910	3,493,497	3,380,987	(112,510)
12/17/2014[e]	269,698,500	2,516,525	2,402,380	(114,145)
12/17/2014[f]	295,365,452	2,719,475	2,631,012	(88,463)
New Zealand Dollar,
Expiring:
12/17/2014[a]	1,948,362	1,594,011	1,511,682	(82,329)
12/17/2014[b]	5,911,880	4,591,148	4,586,869	(4,279)
12/17/2014[c]	8,653,950	6,826,821	6,714,367	(112,454)
12/17/2014[d]	915,600	718,810	710,389	(8,421)
12/17/2014[e]	1,542,000	1,243,330	1,196,396	(46,934)
12/17/2014[f]	702,968	552,238	545,414	(6,824)
12/17/2014[g]	6,130,510	4,786,831	4,756,498	(30,333)
12/17/2014[i]	3,920,675	3,063,772	3,041,946	(21,826)
12/17/2014[j]	1,785,240	1,392,156	1,385,120	(7,036)
Norwegian Krone,
Expiring:
12/17/2014[a]	26,552,032	4,193,994	3,930,149	(263,845)
12/17/2014[b]	43,043,000	6,683,478	6,371,091	(312,387)
12/17/2014[c]	26,209,994	4,121,608	3,879,522	(242,086)
12/17/2014[e]	8,043,000	1,259,296	1,190,500	(68,796)
12/17/2014[f]	18,166,311	2,868,742	2,688,921	(179,821)
12/17/2014[g]	13,974,085	2,200,124	2,068,401	(131,723)

The Fund 37

NOTES TO FINANCIAL STATEMENTS (continued)

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)
Purchases (continued):
Swedish Krona,
Expiring:
12/17/2014[a]	6,565,670	925,471	889,249	(36,222)
12/17/2014[b]	14,691,000	2,034,511	1,989,737	(44,774)
12/17/2014[c]	17,954,050	2,491,323	2,431,682	(59,641)
12/17/2014[f]	15,424,460	2,122,500	2,089,076	(33,424)
12/17/2014[i]	18,583,156	2,587,997	2,516,887	(71,110)
Swiss Franc,
Expiring:
12/17/2014[a]	2,145,998	2,234,851	2,231,349	(3,502)
12/17/2014[b]	7,148,320	7,465,466	7,432,625	(32,841)
12/17/2014[c]	17,658,125	18,468,813	18,360,430	(108,383)
12/17/2014[d]	5,566,200	5,870,980	5,787,581	(83,399)
12/17/2014[f]	10,064,017	10,568,039	10,464,286	(103,753)
12/17/2014[i]	2,994,780	3,143,994	3,113,889	(30,105)
12/17/2014[j]	4,030,560	4,220,658	4,190,865	(29,793)
12/17/2014[k]	175,460	186,799	182,438	(4,361)
Sales:		Proceeds ($)
Australian Dollar,
Expiring:
12/17/2014[a]	140,180	122,888	122,945	(57)
12/17/2014[b]	4,034,800	3,510,096	3,538,738	(28,642)
12/17/2014[c]	7,760,230	6,761,910	6,806,141	(44,231)
12/17/2014[d]	2,454,270	2,162,153	2,152,527	9,626
12/17/2014[f]	6,486,251	5,709,289	5,688,793	20,496
12/17/2014[i]	2,593,330	2,270,512	2,274,491	(3,979)
British Pound,
Expiring:
12/17/2014[a]	13,725,000	22,148,719	21,947,534	201,185
12/17/2014[b]	13,743,650	22,199,401	21,977,357	222,044
12/17/2014[c]	7,199,700	11,631,745	11,512,981	118,764
12/17/2014[d]	1,827,600	2,947,409	2,922,500	24,909
12/17/2014[f]	1,218,400	1,965,050	1,948,333	16,717
Canadian Dollar,
Expiring:
12/17/2014[b]	547,200	489,270	484,931	4,339
12/17/2014[c]	3,423,330	3,077,914	3,033,772	44,142
12/17/2014[d]	2,497,770	2,262,729	2,213,536	49,193
12/17/2014[f]	1,371,860	1,250,363	1,215,749	34,614
Euro,
Expiring:
12/17/2014[a]	454,792	574,595	570,098	4,497
12/17/2014[b]	50,024,946	63,552,367	62,708,046	844,321
12/17/2014[c]	3,560,785	4,546,467	4,463,570	82,897

38

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Proceeds ($)	Value ($)	(Depreciation) ($)
Sales (continued):
Euro, (continued)
Expiring:
12/17/2014[d]	9,716,390	12,468,115	12,179,840	288,275
12/17/2014[e]	7,990,790	10,355,824	10,016,739	339,085
12/17/2014[f]	9,014,966	11,488,650	11,300,580	188,070
12/17/2014[i]	10,054,280	12,967,284	12,603,397	363,887
12/17/2014[j]	3,564,540	4,496,810	4,468,277	28,533
12/17/2014[l]	7,990,790	10,356,623	10,016,739	339,884
12/17/2014[m]	5,374,741	6,952,066	6,737,429	214,637
Japanese Yen,
Expiring:
12/17/2014[a]	182,050,066	1,623,157	1,621,639	1,518
12/17/2014[b]	415,479,500	3,811,686	3,700,947	110,739
12/17/2014[c]	848,036,475	7,659,155	7,554,013	105,142
12/17/2014[f]	137,665,959	1,226,324	1,226,280	44
12/17/2014[g]	142,553,600	1,319,128	1,269,818	49,310
12/17/2014[i]	91,168,000	842,292	812,093	30,199
New Zealand Dollar,
Expiring:
12/17/2014[b]	1,023,120	836,199	793,811	42,388
12/17/2014[c]	494,285	397,952	383,502	14,450
12/17/2014[d]	2,406,934	1,960,106	1,867,475	92,631
12/17/2014[f]	4,785,719	3,908,903	3,713,111	195,792
12/17/2014[h]	487,200	397,938	378,005	19,933
Norwegian Krone,
Expiring:
12/17/2014[a]	1,091,116	162,257	161,504	753
12/17/2014[b]	10,229,340	1,533,031	1,514,115	18,916
12/17/2014[c]	10,610,115	1,644,146	1,570,476	73,670
12/17/2014[d]	3,210,735	503,728	475,243	28,485
12/17/2014[f]	587,524	87,360	86,963	397
12/17/2014[j]	11,330,820	1,682,004	1,677,153	4,851
Swedish Krona,
Expiring:
12/17/2014[a]	1,059,292	144,305	143,470	835
12/17/2014[b]	32,321,780	4,459,878	4,377,635	82,243
12/17/2014[c]	20,000,750	2,769,109	2,708,885	60,224
12/17/2014[d]	14,602,950	2,040,563	1,977,811	62,752
12/17/2014[f]	12,975,963	1,811,281	1,757,454	53,827
12/17/2014[j]	11,000,340	1,497,062	1,489,877	7,185

The Fund 39

NOTES TO FINANCIAL STATEMENTS (continued)

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Proceeds ($)	Value ($)	(Depreciation) ($)
Sales (continued):
Swiss Franc,
Expiring:
12/17/2014[b]	21,405,487	22,519,401	22,256,833	262,568
12/17/2014[c]	6,603,001	7,095,043	6,865,618	229,425
12/17/2014[d]	825,195	877,660	858,015	19,645
12/17/2014[f]	1,094,331	1,164,711	1,137,855	26,856
12/17/2014[g]	4,154,660	4,353,443	4,319,901	33,542
12/17/2014[h]	8,031,075	8,635,564	8,350,490	285,074
12/17/2014[i]	3,122,353	3,282,654	3,246,536	36,118
12/17/2014[m]	7,572,156	8,144,731	7,873,318	271,413
Gross Unrealized
Appreciation				5,661,040
Gross Unrealized
Depreciation				(6,009,979)

Counterparties:

a	Bank of America
b	Citigroup
c	HSBC
d	Credit Suisse International
e	Deutsche Bank
f	UBS
g	Bank of Montreal
h	BNP Paribas
i	Goldman Sachs International
j	Standard Chartered Bank
k	JP Morgan Chase Bank
l	Royal Bank of Canada
m	Westpac Bank

Swap Transactions: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for the interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and

40

Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap transactions in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap transactions.

Total Return Swaps: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional principal amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the specific reference entity, the fund either receives a payment from or makes a payment to the counterparty, respectively.Total return swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk is mitigated by Master Agreements between the fund and the counterparty and the posting of collateral, if any, by the coun-terparty to the fund to cover the fund’s exposure to the counterparty. The following summarizes open total return swaps entered into by the fund at October 31, 2014:

OTC—Total Return Swaps

	Notional	Reference			Unrealized
Pay/Receive	Amount ($)	Entity	Counterparty	Expiration	Appreciation ($)

Receive	12,161,510	TRS SPDR	Citigroup	12/16/2014	284,308
		Barclays
		High Yield
		Bond ETF

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

The Fund 41

NOTES TO FINANCIAL STATEMENTS (continued)

Fair value of derivative instruments as of October 31, 2014 is shown below:

	Derivative		Derivative
	Assets ($)		Liabilities ($)
Equity risk[1,2,3]	14,307,068	Equity risk[1,4]	(6,018,146)
Interest rate risk[1,2]	11,523,302	Interest rate risk[1]	(1,188,980)
Foreign exchange risk[5]	5,661,040	Foreign exchange risk[6]	(6,009,979)
Gross fair value of
derivatives contracts	31,491,410		(13,217,105)

Statement of Assets and Liabilities location:

1	Includes cumulative appreciation (depreciation) on financial futures as reported in the Statement of
Financial Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.
2	Options purchased are included in Investments in securities—Unaffiliated issuers, at value.
3	Unrealized appreciation on swap agreements.
4	Outstanding options written, at value.
5	Unrealized appreciation on forward foreign currency exchange contracts.
6	Unrealized depreciation on forward foreign currency exchange contracts.

The effect of derivative instruments in the Statement of Operations during the period ended October 31, 2014 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)

	Financial	Options	Forward	Swap
Underlying risk	Futures[7]	Transactions[8]	Contracts[9]	Transactions[10]	Total
Interest rate	5,371,393	8,717,758	—	—	14,089,151
Equity	29,693,499	(3,813,129)	—	(1,184,540)	24,695,830
Foreign
exchange	—	—	2,158,911	—	2,158,911
Total	35,064,892	4,904,629	2,158,911	(1,184,540)	40,943,892

Change in unrealized appreciation (depreciation) on derivatives recognized in income ($)

	Financial	Options	Forward	Swap
Underlying risk	Futures[11]	Transactions[12]	Contracts[13] Transactions[14]		Total
Equity	2,694,364	(1,756,695)	—	48,305	985,974
Interest rate	4,299,528	(2,414,546)	—	—	1,884,982
Foreign
exchange	—	—	1,110,525	—	1,110,525
Total	6,993,892	(4,171,241)	1,110,525	48,305	3,981,481

Statement of Operations location:

7	Net realized gain (loss) on financial futures.
8	Net realized gain (loss) on options transactions.
9	Net realized gain (loss) on forward foreign currency exchange contracts.
[10] Net realized gain (loss) on swap transactions.
[11] Net unrealized appreciation (depreciation) on financial futures.
[12] Net unrealized appreciation (depreciation) on options transactions.
[13] Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[14] Net unrealized appreciation (depreciation) on swap transactions.

42

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities.These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At October 31, 2014, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Financial futures	14,288,770	(6,709,206)
Options	11,257,292	(497,920)
Forward contracts	5,661,040	(6,009,979)
Swaps	284,308	—
Total gross amount of derivative assets
and liabilities in the Statement of
Assets and Liabilities	31,491,410	(13,217,105)
Derivatives not subject to
Master Agreements	(25,578,349)	7,161,081
Total gross amount of assets and
liabilities subject to Master Agreements	5,913,061	(6,056,024)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of October 31, 2014:†

		Financial
		Instruments
		and
		Derivatives
	Gross Amount of	Available	Collateral	Net Amount of
Counterparties	Assets ($)[1]	for Offset ($)	Received ($)[2]	Assets ($)
Bank of America	208,788	(208,788)	—	—
Bank of Montreal	82,852	(82,852)	—	—
BNP Paribas	305,007	(150,690)	—	154,317
Citigroup	1,871,866	(1,837,325)	—	34,541
Deutsche Bank	339,085	(339,085)	—	—
Goldman Sachs
International	668,776	(574,527)	(94,249)	—
HSBC	728,714	(728,714)	—	—

The Fund 43

NOTES TO FINANCIAL STATEMENTS (continued)

		Financial
		Instruments
		and
		Derivatives
	Gross Amount of	Available	Collateral	Net Amount of
Counterparties (continued)	Assets ($)[1]	for Offset ($)	Received ($)[2]	Assets ($)
Morgan Stanley
Capital Services	304,657	(191,956)	—	112,701
Royal Bank of Canada	339,884	—	—	339,884
Standard Chartered Bank	40,569	(36,829)	—	3,740
UBS	536,813	(449,601)	(87,212)	—
Westpac Bank	486,050	—	—	486,050
Total	5,913,061	(4,600,367)	(181,461)	1,131,233

		Financial
		Instruments
		and
		Derivatives
	Gross Amount of	Available	Collateral	Net Amount of
Counterparties	Liabilities ($)[1]	for Offset ($)	Pledged ($)[2]	Liabilities ($)
Bank of America	(526,380)	208,788	—	(317,592)
Bank of Montreal	(252,006)	82,852	—	(169,154)
BNP Paribas	(150,690)	150,690	—	—
Citigroup	(1,837,325)	1,837,325	—	—
Deutsche Bank	(424,596)	339,085	—	(85,511)
Goldman Sachs
International	(574,527)	574,527	—	—
HSBC	(1,607,753)	728,714	—	(879,039)
JP Morgan Chase Bank	(4,361)	—	—	(4,361)
Morgan Stanley
Capital Services	(191,956)	191,956	—	—
Standard
Chartered Bank	(36,829)	36,829	—	—
UBS	(449,601)	449,601	—	—
Total	(6,056,024)	4,600,367	—	(1,455,657)

1	Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
2	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
†	See Statement of Investments for detailed information regarding collateral held for open financial futures contracts.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2014:

Average Market Value ($)
Equity financial futures	326,619,534
Interest rate financial futures	219,201,010
Equity options contracts	1,630,676
Interest rate options contracts	12,452,986
Forward contracts	154,978,105

44

The following summarizes the average notional value of swap agreements outstanding during the period ended October 31, 2014:

Average Notional Value ($)
Equity total return swap agreements	19,096,493

At October 31, 2014, the cost of investments for federal income tax purposes was $532,334,205; accordingly, accumulated net unrealized depreciation on investments was $4,156,609, consisting of $779,785 gross unrealized appreciation and $4,936,394 gross unrealized depreciation.

NOTE 5—Pending Legal Matters

The fund and dozens of other entities and individuals have been named as defendants in an adversary proceeding pending in the United States Bankruptcy Court for the Southern District of New York (Weisfelner, as Trustee of the LB Creditor Trust v. Fund 1, et al., Adv. Pro. No. 10-04609).The complaint alleges that payments made to shareholders of Lyondell Chemical Company (“Lyondell”) in connection with the acquisition of Lyondell by Basell AF S.C.A. in a cash-out merger in or around December 2007 constitute constructive or intentional “fraudulent transfers” under applicable state law and seeks to recover from the former Lyondell shareholders the payments received for the shares.

On January 14, 2014, the Court issued a decision and order on motions to dismiss granting in part, and denying in part, the motions. On April 9, 2014, plaintiff filed a Third Amended Complaint continuing to assert constructive or intentional fraudulent transfer claims under applicable state law.

At this stage in the proceedings, it is not possible to assess with any reasonable certainty the probable outcome of the pending litigation. Consequently, at this time, management is unable to estimate the possible loss that may result.

The Fund 45

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dynamic Total Return Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments, financial futures and options written, of Dynamic Total Return Fund (one of the series comprising Advantage Funds, Inc.) as of October 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dynamic Total Return Fund at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 29, 2014

46

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 99.16% of the ordinary dividends paid during the fiscal year ended October 31, 2014 as qualifying for the corporate dividends received deduction. Also, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $656,225 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2015 of the percentage applicable to the preparation of their 2014 income tax returns.

For state individual income tax purposes, the fund hereby reports 42.27% of the ordinary income dividends paid during its fiscal year ended October 31, 2014 as attributable to interest income from direct obligations of the United States. Such dividends are currently exempt from taxation for individual income tax purposes in most states, including New York, California, Connecticut and the District of Columbia.

The Fund 47

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (71)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee (1995-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
No. of Portfolios for which Board Member Serves: 144
———————
Peggy C. Davis (71)
Board Member (2006)
Principal Occupation During Past 5Years:
• Shad Professor of Law, New York University School of Law (1983-present)
No. of Portfolios for which Board Member Serves: 51
———————
David P. Feldman (74)
Board Member (1996)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee (1985-present)
Other Public Company Board Membership During Past 5Years:
• BBH Mutual Funds Group (5 registered mutual funds), Director (1992-present)
No. of Portfolios for which Board Member Serves: 37
———————
Ehud Houminer (74)
Board Member (1993)
Principal Occupation During Past 5Years:
• Executive-in-Residence at the Columbia Business School, Columbia University (1992-present)
Other Public Company Board Membership During Past 5Years:
• Avnet Inc., an electronics distributor, Director (1993-2012)
No. of Portfolios for which Board Member Serves: 61

48

Lynn Martin (74)
Board Member (2012)
Principal Occupation During Past 5Years:
• President of The Martin Hall Group LLC, a human resources consulting firm (2005-2012)
Other Public Company Board Memberships During Past 5Years:
• AT&T Inc., a telecommunications company, Director (1999-2012)
• Ryder System, Inc., a supply chain and transportation management company, Director (1993-2012)
• The Proctor & Gamble Co., a consumer products company, Director (1994-2009)
• Constellation Energy Group Inc., Director (2003-2009)
No. of Portfolios for which Board Member Serves: 37

———————
Robin A. Melvin (51)
Board Member (2012)
Principal Occupation During Past 5Years:
• Board Member, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (2013-present)
• Director, Boisi Family Foundation, a private family foundation that supports youth-serving orga-
nizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)
No. of Portfolios for which Board Member Serves: 113

———————
Dr. Martin Peretz (75)
Board Member (2006)
Principal Occupation During Past 5Years:
• Editor-in-Chief Emeritus of The New Republic Magazine (2010-2011) (previously,
Editor-in-Chief, 1974-2010)
• Director of TheStreet.com, a financial information service on the web (1996-2010)
No. of Portfolios for which Board Member Serves: 37

———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.
James F. Henry, Emeritus Board Member
Dr. Paul A. Marks, Emeritus Board Member
Philip L.Toia, Emeritus Board Member

The Fund 49

OFFICERS OF THE FUND (Unaudited)

50

The Fund 51

NOTES

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   David P. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $193,756 in 2013 and $159,589 in 2014.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $      38,544 in 2013 and $50,800 in 2014. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $ -0- in 2013 and $ -0- in 2014.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $50,475 in 2013 and $27,254 in 2014. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $ -0- in 2013 and $ -0- in 2014.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $75 in 2013 and $5,722 in 2014. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $ -0-  in 2013 and $ -0- in 2014.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $53,266,415 in 2013 and $26,822,186 in 2014.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Advantage Funds, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    December 18, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    December 18, 2014

By:       /s/ James Windels

            James Windels,

            Treasurer

Date:    December 18, 2014

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)